Registration No. 2-86903
                                                File No. 811-3864

                                     SECURITIES AND EXCHANGE COMMISSION
                                           WASHINGTON, D.C. 20549
                                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       / X /


   PRE-EFFECTIVE AMENDMENT NO. __                            /   /


     POST-EFFECTIVE AMENDMENT NO. 26                        / X /

           and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY         / X /
   ACT OF 1940

   AMENDMENT NO. 25                                        / X /

                                      OPPENHEIMER ASSET ALLOCATION FUND

                             (Exact Name of Registrant as Specified in Charter)

                                           Two World Trade Center
                                        New York, New York 10048-0203

                                  (Address of Principal Executive Offices)

                                                212-323-0200

                                       (Registrant's Telephone Number)

                                           ANDREW J. DONOHUE, ESQ.
                                           OppenheimerFunds, Inc.
                                           Two World Trade Center
                                        New York, New York 10048-0203

                                   (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     /   /  Immediately upon filing pursuant to paragraph (b)

     / X  /  On April 1, 1996, pursuant to paragraph (b)

     /   /  60 days after filing pursuant to paragraph (a)(1)

     /   /  On ______________, pursuant to paragraph (a)(1)

     /   /  75 days after filing, pursuant to paragraph (a)(2)

    /   /   On ______________, pursuant to paragraph (a)(2) of Rule 485

          Registration of Shares Under the Securities Act of 1933

The Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 1995 was filed on February 28, 1996.

                                                  FORM N-1A

                                      OPPENHEIMER ASSET ALLOCATION FUND

                                            Cross Reference Sheet


Part A of
Form N-1A
Item No.     Prospectus Heading
---------    ------------------
1            Front Cover Page
2            Expenses; Overview of the Fund
3            Financial Highlights; Performance of the Fund
4            Front Cover Page; How the Fund is Managed - Organization and
             History; Investment Objective and Policies; Investment
             Restrictions
5            Expenses; How the Fund is Managed; Back Cover
5A           Performance of the Fund
6            How the Fund is Managed - Organization and History;
             Dividends, Capital Gains and Taxes; Investment Objective and
             Policies - Portfolio Turnover
7            Shareholder Account Rules and Policies; How to Buy Shares;
             Special Investor Services; How to Sell Shares; How to
             Exchange Shares; Service Plan for Class A Shares;
             Distribution and Service Plan for Class B Shares;
             Distribution and Service Plan for Class C Shares
8            Special Investor Services; How to Sell Shares
9            *

Part B of
Form N-1A
Item No.     Heading in Statement of Additional Information
---------    ----------------------------------------------
10          Cover Page
11          Cover Page
12          *
13          Investment Objective and Policies; Other Investment
            Techniques and Strategies; Additional Investment Restrictions
14          How the Fund is Managed - Trustees and Officers of the Fund
15          How the Fund is Managed - Major Shareholders
16          How the Fund is Managed - Distribution and Service Plans
17          Brokerage Policies of the Fund
18          Additional Information About the Fund
19          Your Investment Account - How to Buy Shares; How to Sell
            Shares; How to Exchange Shares
20          Dividends, Capital Gains and Taxes
21          How the Fund is Managed; Brokerage Policies of the Fund
22          Performance of the Fund
23          Financial Statements

_________________________________
*  Not applicable or negative answer.

OPPENHEIMER ASSET ALLOCATION FUND

    Prospectus dated April 1, 1996

       Oppenheimer Asset Allocation Fund (the "Fund") is a mutual fund that seeks high total investment return as its investment objective. That means the Fund seeks current income and capital appreciation in the value of its shares. In seeking this objective, the Fund may invest in different types of securities, including common stocks and other equity securities, money market securities and bonds and other debt securities, including lower-rated, high yield debt securities of U.S. companies commonly known as "junk bonds."

       In seeking its objective, the Fund periodically allocates some or all of its assets to invest in any one or more of different types of securities. The Fund also uses "hedging instruments" to try to reduce the risks of market fluctuations that can affect the value of the securities the Fund holds. The Fund may invest up to 100% of its assets in junk bonds or foreign debt securities rated below investment grade. These securities may be considered to be speculative and involve greater risks, including risk of default, than higher-rated securities. An investment in the Fund does not constitute a complete investment program and is not appropriate for persons unwilling or unable to assume the high degree of risk associated with investing in lower-rated securities. Investors should carefully consider these risks before investing. Some other investment techniques the Fund uses may be considered to be speculative investment methods that may increase the risks of investing in the Fund and may also increase the Fund's operating costs. You should carefully review the risks associated with an investment in the Fund discussed in "Investment Policies and Strategies" on page __.

       This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the April 1, 1996, Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


(logo)


Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


       ABOUT THE FUND

       Expenses
       A Brief Overview of the Fund
       Financial Highlights
       Investment Objective and Policies
       How the Fund is Managed
       Performance of the Fund

       ABOUT YOUR ACCOUNT

       How to Buy Shares
       Class A Shares
       Class B Shares
       Class C Shares
       Special Investor Services
       AccountLink
       Automatic Withdrawal and Exchange Plans
       Reinvestment Privilege
       Retirement Plans
       How to Sell Shares
       By Mail
       By Telephone
       How to Exchange Shares
       Shareholder Account Rules and Policies
       Dividends, Capital Gains and Taxes
       Appendix A: Special Sales Charge Arrangements
       Appendix B: Description of Ratings Categories

ABOUT THE FUND

Expenses

    The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended December 31, 1995.

       - Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account", from pages __ through __ for an explanation of how and when these charges apply.

                                             Class A         Class B               Class C
                                             Shares          Shares                Shares
Maximum Sales Charge on Purchases
  (as a % of offering price)                 5.75%           None                  None
Sales Charge on Reinvested Dividends         None            None                  None
Deferred Sales Charge
  (as a % of the lower of the original
  purchase price or redemption proceeds)     None(1)         5% in the             1% if shares
                                                             first year,           are redeemed
                                                             declining to          within 12 months
                                                             1% in the             of purchase(2)
                                                             sixth year
                                                             and eliminated
                                                             thereafter(2)

Exchange Fee                                 None            None                  None

_______________________
1. If you invest $1 million or more ($500,000 or more for purchases by OppenheimerFunds prototype 401(k) plans) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares," below.

2. See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares
- Buying Class C Shares," below for more information on the contingent deferred sales charges.

       - Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund Is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

Annual Fund Operating Expenses As a Percentage of Average Net Assets

                                             Class A         Class B        Class C
                                             Shares          Shares         Shares
Management Fees                              0.74%           0.74%          0.74%
12b-1 Distribution or Service Plan Fees      0.18%           1.00%          1.00%
Other Expenses                               0.23%           0.25%          0.25%
Total Fund Operating Expenses                1.15%           1.99%          1.99%

       The numbers in the chart above are based upon the Fund's expenses based on the Fund's expenses in its last fiscal year ended December 31, 1995. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The 12b-1 Distribution Plan fees for Class A shares are the Service Plan Fees (the maximum fee is 0.25% of average annual net assets of that class), and for Class B and Class C shares are the Distribution and Service Plan Fees (the maximum service fee is 0.25% of average annual net assets of that class) and the asset-based sales charge of 0.75%. The actual expenses for each class of shares in future years may be more or less, depending on a number of factors, including the actual amount of the assets represented by each class of shares. These plans are described in greater detail in "How to Buy Shares."

       The actual expenses for each class of shares in future years may be more or less than the numbers in the table, depending on a number of factors, including changes in the actual value of the Fund's assets represented by each class of shares. Class B shares were not publicly offered before August 29, 1995. Therefore, the Annual Fund Operating Expenses shown for Class B shares are based on amounts that would have been payable in that period assuming that Class B shares were outstanding during the entire fiscal year.

       - Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                              1 year         3 years         5 years        10 years*
Class A Shares                $69            $92             $117           $189
Class B Shares                $70            $92             $127           $194
Class C Shares                $30            $62             $107           $232

        If you did not redeem your investment, it would incur the following expenses:

                              1 year         3 years         5 years        10 years*
Class A Shares                $69            $92             $117           $189
Class B Shares                $20            $62             $107           $194
Class C Shares                $20            $62             $107           $232

______________________
* The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class
B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge imposed on Class B and Class C shares, long-term holders of Class B and Class C shares could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Buying Class B Shares" for more information.

       These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.

A Brief Overview of the Fund

       Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

       - What Is the Fund's Investment Objective? The Fund's investment objective is to seek high total investment return, which includes both current income and capital appreciation.

       - What Does the Fund Invest In? The Fund invests in a variety of different types of securities. These include common and preferred stocks, convertible securities and warrants, debt securities such as corporate bonds and notes, U.S. Government securities, and money market instruments. The Fund's investments can include "junk bonds" and foreign securities, including foreign debt securities that are below investment grade, which have special risks. While all securities investments entail risks, high yield bonds and foreign securities have special risks, described in more detail in "Investment Objective and Policies." The Fund may also write covered calls and use certain types of securities called "derivative investments" and hedging instruments to try to manage investment risks. These investments are more fully explained in "Investment Objective and Policies" starting on page __.

       - Who Manages the Fund? The Fund's investment adviser (the "Manager") is OppenheimerFunds, Inc., which (including a subsidiary) manages investment company portfolios currently having over $50 billion in assets at March 1, 1996. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund's portfolio manager, who is employed by the Manager and is primarily responsible for the selection of the Fund's securities, is Richard H. Rubinstein. The Fund's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed," starting on page ___ for more information about the Manager and its fees.

       - How Risky Is the Fund? All investments carry risks to some degree. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors such as changes in general bond and stock market movements. The change in value of particular stocks or bonds may result from an event affecting the issuer, or changes in interest rates that can affect bond prices. These changes affect the value of the Fund's investments and its share prices for each class of its shares. In the Oppenheimer funds spectrum, the Fund is generally considered moderately aggressive because it may invest in foreign securities and high-yield debt securities ("junk bonds") and may invest for capital appreciation in stocks. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective, and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objective and Policies" starting on page ___ for a more complete discussion of the Fund's investment risks.

       - How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic
Investment Plan under AccountLink. Please refer to "How to Buy Shares" on page ___ for more details.

       - Will I Pay A Sales Charge to Buy Shares? The Fund offers an investor three classes of shares. Each class has the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months, respectively, of purchase. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How to Buy Shares" starting on page ___ for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

       - How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How to Sell Shares" on page ___. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page __.

       - How Has the Fund Performed? The Fund measures its performance by quoting its average annual total returns and cumulative total returns, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The
Fund's performance can also be compared to broad market indices, which we have done on pages __ and __. Please remember that past performance does not guarantee future results.

Financial Highlights

       The table on the following pages presents selected financial information about the Fund, including per share data, expense ratios and other data based on the Fund's average net assets. This information has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended December 31, 1995, is included in the Statement of Additional Information. Class B shares were only offered during a portion of the fiscal year ended December 31, 1995, commencing on August 29, 1995.



                                                                      Class A
                                                                      ------------------------------------------------------------
                                                                      Year Ended December 31,
                                                                      1995               1994              1993            1992
==========================================================
==========================================================
==============
                     Per Share Operating Data:
                     Net asset value, beginning of period              $11.52             $13.05            $11.63          $11.22
                     -------------------------------------------------------------------------------------------------------------
                     Income (loss) from investment operations:
                     Net investment income                                .52                .54               .44             .39
                     Net realized and unrealized gain (loss)             2.08               (.75)             1.43             .44
                                                                       ------             ------            ------          ------
                     Total income (loss) from investment operations      2.60               (.21)             1.87             .83

                     -------------------------------------------------------------------------------------------------------------
                     Dividends and distributions to shareholders:
                     Dividends from net investment income                (.49)              (.53)             (.44)           (.42)
                     Distributions from net realized gain                (.56)              (.79)             (.01)             --
                                                                       ------             ------            ------          ------
                     Total dividends and distributions
                     to shareholders                                    (1.05)             (1.32)             (.45)           (.42)
                     -------------------------------------------------------------------------------------------------------------
                     Net asset value, end of period                    $13.07             $11.52            $13.05          $11.63


==========================================================
===================================================
                     Total Return, at Net Asset Value(5)                22.79%             (1.59)%           16.30%           7.54%


==========================================================
===================================================
                     Ratios/Supplemental Data:
                     Net assets, end of period (in thousands)        $251,353           $237,771          $277,914        $266,713
                     -------------------------------------------------------------------------------------------------------------
                     Average net assets (in thousands)               $249,660           $260,767          $272,303        $269,096
                     -------------------------------------------------------------------------------------------------------------
                     Ratios to average net assets:
                     Net investment income                               3.97%              4.10%             3.58%           3.41%
                     Expenses                                            1.15%              1.09%             1.14%           1.17%
                     -------------------------------------------------------------------------------------------------------------
                     Portfolio turnover rate(7)                          28.5%              31.5%             32.7%           60.3%
                     Average brokerage commission rate(8)               $0.04                 --                --              --


                     1. For the period from December 1, 1993 (inception of offering) to December 31, 1993.

                     2. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

                     3. For the period from April 24, 1987 (commencement of operations) to December 31, 1987.

                     4. Per share amounts calculated based on the weighted average number of shares outstanding during the year.

                     5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

                     18 Oppenheimer Asset Allocation Fund


                                                                       Class B           Class C
----------------------------------------------------------------       ------------      ------------------------------------------
                                                                       Period Ended
                                                                       December 31,      Year Ended December 31,
1991(4)            1990          1989        1988      1987(3)         1995(2)           1995            1994          1993(1)
==========================================================
==========================================================
===============
   $10.19        $10.67       $  9.78       $8.89         $10.00       $13.31            $11.49          $13.05        $12.86
-----------------------------------------------------------------------------------------------------------------------------------
      .40           .53           .49         .39            .27          .17               .40             .44          (.97)
     1.06          (.43)         1.17        1.09          (1.11)         .38              2.07            (.77)         1.29
---------        ------       -------      ------         ------       ------            ------          ------        ------
     1.46           .10          1.66        1.48           (.84)         .55              2.47            (.33)          .32

-----------------------------------------------------------------------------------------------------------------------------------

     (.43)         (.52)         (.48)       (.40)          (.26)        (.27)             (.39)           (.44)         (.12)
       --          (.06)         (.29)       (.19)          (.01)        (.56)             (.56)           (.79)         (.01)
---------        ------       -------      ------         ------       ------            ------          ------        ------
     (.43)         (.58)         (.77)       (.59)          (.27)        (.83)             (.95)          (1.23)         (.13)
---------        ------       -------      ------         ------       ------            ------          ------        ------
   $11.22        $10.19        $10.67       $9.78         $ 8.89       $13.03            $13.01          $11.49        $13.05
=========        ======       =======      ======         ======       ======
======          ======        ======
==========================================================
==========================================================
===============
    14.67%         0.93%        18.21%      15.88%         (8.60)%       4.44%            21.69%          (2.50)%        2.51%

==========================================================
==========================================================
===============
 $276,800       $83,292       $81,194     $51,602        $32,718       $1,265           $15,405          $9,182          $396
-----------------------------------------------------------------------------------------------------------------------------------
 $192,870       $82,490       $68,134     $40,662        $31,407       $  520           $11,827          $5,601          $194
-----------------------------------------------------------------------------------------------------------------------------------

     3.78%         5.14%         4.71%       4.30%          3.84%(6)     2.62%(6)          3.08%           3.30%         2.19%(6)
     1.27%         1.36%         1.47%       1.50%          1.60%(6)     2.27%(6)          1.99%           2.00%         2.50%(6)
-----------------------------------------------------------------------------------------------------------------------------------
    102.0%         71.3%         60.2%      185.5%          83.7%        28.5%             28.5%           31.5%         32.7%
       --            --            --          --             --        $0.04             $0.04              --            --


                     6. Annualized.

                     7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculati on. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1995 were $70,870,630 and $96,292,578, respectively.

                     8. Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

Investment Objective and Policies

Objective. The Fund seeks high total investment return, which includes current income as well as capital appreciation in the value of its shares.

Investment Policies and Strategies. The Fund seeks its investment objective by investing its assets in a variety of different types of securities. In general, those investments include the categories listed below.

       - Equity securities. Generally these are securities that represent an ownership interest in the company issuing the security. They include common stocks, preferred stocks, convertible securities and warrants issued by domestic and foreign companies. When investing in convertible securities, the Manager looks to the conversion feature and treats the securities as "equity securities."

       - Debt securities. The Fund's debt security investments may include bonds and notes issued by domestic or foreign companies, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (these are referred to as U.S. Government securities), and by foreign governments. The Fund is not required to limit those investments to securities having particular ratings by nationally-recognized rating agencies. The Manager does not rely solely on ratings of securities in making investment decisions, but evaluates other business and economic factors affecting the issues as well. The Fund can buy unrated securities, and when doing so, the Manager will determine in its judgement whether unrated securities are of comparable quality to securities rated by rating organizations.

       - Money market instruments. These are short-term debt securities (that is, they have a maturity of 13 months or less). They include U.S. Treasury Bills (which have maturities of one year or less) and short-term debt obligations, payable in U.S. dollars, issued by banks, savings and loan associations and corporations.

       - Hedging Instruments. These are investments used by the Fund primarily to manage or "hedge" against investment risks. The Fund's hedging instruments may include put and call options, forward contracts, swap agreements, Futures and options on Futures.

       The Fund is not required to invest any set amount or percentage of its assets at any one time in one or more of the types of investments identified above. To seek the Fund's investment objective of a high total investment return, from time to time the Manager reallocates the Fund's assets among the different investment categories listed above. That allocation is based upon many factors, including the Manager's evaluation of general economic and market conditions in the U.S. and abroad and its expectations as to the potential total return of a particular category of investments. For example, at certain times, equity securities may be emphasized. When stock market conditions are unstable, the Fund may reallocate its assets to debt securities, with emphasis on money market instruments. Using this "asset allocation" approach, the proportion of the Fund's assets invested in any one type of investment will vary from time to time.

       The Fund's portfolio manager may employ special investing techniques in selecting investments for the Fund. These are also described below in "Other Investment Techniques and Strategies." Additional information about the types of investments, techniques and strategies the Fund employs may be found under the same headings in the Statement of Additional Information.

       - Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental."
The Fund's investment objective is a fundamental policy.

       Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

       - Interest Rate Risks. In addition to credit risks, described below, debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by the Fund mean that the Fund's share prices can go up or down when interest rates change, because of the effect of the change on the value of the Fund's portfolio of debt securities.

       - Special Risks of Lower-Rated Securities. The domestic and foreign debt securities the Fund can invest in may include (without any restriction as to the amount) high-yield, "lower-grade" debt securities (including both high-yielding rated and unrated securities). They generally offer higher income potential than investment grade securities. "Lower-grade" securities are those rated below "investment grade," which means they have a rating below "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investors Service, Inc. or similar ratings by other rating organizations. "Lower-grade" debt securities the Fund may invest in also include securities that are not rated by a nationally-recognized rating organization like Standard & Poor's or Moody's, but which the Manager judges to be comparable to lower-rated securities. The Fund may invest in securities rated as low as "D" by Standard & Poor's or "C" by Moody's. For a description of these securities ratings, please refer to Appendix B to this Prospectus.

       At December 31, 1995, the Fund's portfolio contained domestic and foreign debt securities in the categories that follow. The ratings were by Standard & Poor's or, if unrated, determined by the Manager to be comparable to the category indicated, and the percentages relate to the weighted average value of the bonds in each rating category as a percentage of the Fund's total assets: AAA, 2.28%; AA, 2.16; A, 0.40%; BBB, 3.85%; BB, 4.22%; B, 6.54%, CCC, 1.15%. If a bond was not rated by Standard & Poor's but was rated by Moody's, it is included in Standard & Poor's comparable category. Unrated bonds were not rated by either Moody's or Standard & Poor's.

       High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics and special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency. For foreign lower-grade debt securities, these risks are in addition to the risks of investing in foreign securities, described in "Foreign Securities," below.

       These risks mean that the Fund may not achieve the income it expects from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities. However, the Fund's allocation of its assets among different types of investments under normal conditions may reduce some of the risk that investing in these securities can have on the value of the Fund's shares, as will the Fund's policy of diversifying its investments. Also, convertible securities may be less subject to some of these risks than other debt securities, to the extent they can be converted into stock. That is because stock may be more liquid and less affected by the other risk factors affecting junk bonds.

       - Stock Investment Risks. Because the Fund may invest a substantial portion (or all) of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change.
Not all stock prices change uniformly or at the same time, not all stock markets move in the same direction at the same time, and other factors can affect a particular stock's price (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, and changes in government regulations affecting an industry). Not all of these factors can be predicted.

       As discussed below, the Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. Also, the Fund does not concentrate its investments in any one industry or group of industries. Because changes in overall market prices can occur at any time, and because the income earned on securities is subject to change, there is no assurance that the Fund will achieve its investment objective, and when you redeem your shares, they may be worth more or less than what you paid for them.

Equity Securities. When investing for capital appreciation, the Fund may buy equity securities issued by domestic or foreign companies in any industry (for example, industrial, financial or utility). These investments may include common stocks, preferred stocks, convertible securities and warrants. In selecting stocks, the Fund will emphasize issues that are listed on a U.S. securities exchange or quoted on the automated quotation system of the National Association of Securities Dealers, Inc. (NASDAQ). Although the Fund may invest in securities of small, unseasoned companies, it does not currently intend that its investments in the current year in securities of companies (including predecessors) that have operated less than three years will exceed 5% of its total assets.

Debt Securities. The Fund has no limitations on the maturity, capitalization of the issuer or credit rating of the domestic debt securities in which it invests. The Fund may invest in any debt securities, including bonds, debentures, notes, participation interests, asset-backed securities and zero coupon securities, issued by corporations in any industry.

       The Fund may also invest in U.S. Government Securities. Certain of these obligations, including U.S. Treasury notes, bills and bonds, and mortgage-backed securities guaranteed by Government National Mortgage Association (these securities are called "Ginnie Maes") are supported by the full faith and credit of the U.S. government. Other mortgage-related U.S. Government Securities the Fund invests in are issued or guaranteed by federal agencies or government-sponsored entities but are not supported by the full faith and credit of the U.S. Government. Those securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Mortgage Corporation (these securities are referred to as "Freddie Macs") and obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association (these securities are referred to as "Fannie Maes"). The Fund may invest in zero coupon U.S. Treasury securities (described below) and short-term U.S. Government Securities that are money market instruments.

       - Participation Interests. The Fund may acquire participation interests in loans that are made to U.S. or foreign companies. These interests are acquired from banks or brokers that have made the loan or are members of the lending syndicate. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The value of loan participation interests depends primarily upon the creditworthiness of the borrower, and its ability to pay interest and repay the principal.

       The Manager has set creditworthiness standards for issuers of loan participations, and monitors their creditworthiness. One risk of these investments is that the borrower may have difficulty making payments on the loan. Under the Fund's standard for creditworthiness, some borrowers may have senior securities rated as low as "C" by Moody's or "D" by Standard & Poor's, but may be considered to be acceptable credit risks.
If a borrower fails to make scheduled interest or principal payments, the value of the Fund's participation in that loan could decline, and the Fund could experience a decline in the net asset value of its shares as well as a reduction of income. Participation interests are subject to the Fund's limitations on investments in illiquid securities, described in "Illiquid and Restricted Securities."

       - Asset-Backed Securities. The Fund may invest in "asset-backed" securities. These are interests in pools of consumer loans and other trade receivables similar to mortgage-backed securities, described below. They are issued by trusts and "special purpose corporations." They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as the Fund. These securities may be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the debt that forms the income stream for the security.

       - Mortgage-Backed Securities and CMOs. The Fund may invest in securities that represent an interest in a pool of residential mortgage loans. These include collateralized mortgage-backed obligations (referred to as "CMOs"). CMOs are considered U.S. Government Securities if they are issued or guaranteed by agencies or instrumentalities of the U.S. Government (for example, Ginnie Maes, Freddie Macs and Fannie Maes). However, other mortgage-backed securities represent pools of mortgages "packaged" and offered by private issuers, and there is a risk that private issuers will be unable to meet their obligations on CMOs.

       CMOs and mortgage-backed securities differ from conventional debt securities that provide periodic payments of interest in fixed amounts and repay the principal at maturity or specified call dates. Mortgage-backed securities provide monthly payments that are, in effect, a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Those payments may include prepayments of mortgages, which have the effect of paying the debt on the CMO early. When the Fund receives scheduled principal payments and unscheduled prepayments it will have cash to reinvest but may have to invest that cash in investments having lower interest rates than the original investment. That could reduce the yield of the Fund.

       The Fund may also invest in CMOs that are "stripped." That means that the security is divided into two parts, one of which receives some or all of the principal payments and the other which receives some or all of the interest. Stripped securities that receive only interest are subject to increased price volatility when interest rates change. They have an additional risk that if the principal underlying the CMO is prepaid (which is more likely to happen if interest rates fall), the Fund will lose the anticipated cash flow from the interest on the mortgages that were prepaid.

       - Zero Coupon Securities. The Fund may invest in zero coupon securities issued either by private issuers or by the U.S. Treasury. Some zero coupon securities of private issuers are notes or debentures that do not pay current interest and are issued at substantial discounts from par value. Other private issuer zero coupon securities are notes or debentures that pay no current interest until a stated date one or more years in the future, after which the issuer is obligated to pay interest until maturity. Usually that interest rate is higher than if interest were payable from the date the security is issued. Private issuer zero coupon securities are subject to the risk of the issuer's failure to pay interest and repay the principal value of the security.

       Zero coupon U.S. Treasury securities generally are U.S. Treasury notes or bonds that have been "stripped" of their interest coupons, U.S. Treasury bills issued without interest coupons, or certificates representing an interest in the stripped securities. A zero coupon Treasury security pays no current interest and trades at a deep discount from its face value. It will be subject to greater market fluctuations from changes in interest rates than interest-paying securities.

       While the Fund does not receive cash payments of interest on zero coupon securities, it does accrue taxable income on these securities. As a result, the Fund may be forced to sell portfolio securities to pay cash dividends or meet redemptions.

       - Derivative Investments. In general, a "derivative investment" is a specially designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. The Fund may not purchase or sell commodities; however, the Fund may purchase and sell foreign currency in hedging transactions. This shall not prevent the Fund from buying or selling options and futures contracts.

       Derivative investments used by the Fund are used in some cases for hedging purposes and in other cases to attempt to seek total return. In the broadest sense, exchange-traded options and futures contracts
(discussed in "Hedging," below) may be considered "derivative investments."

       The Fund may invest in different types of derivatives. "Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment on the maturity of the note in different terms than the typical note where the borrower agrees to make fixed interest payments and/or to pay a fixed sum on the maturity of the note. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S & P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. The Fund may invest in "debt exchangeable for common stock" of an issuer or "equity-linked" debt securities of an issuer. At maturity, the principal amount of the debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the expected principal amount of the debt.

       The Fund may also invest in currency-indexed securities. Typically, these are short-term or intermediate-term debt securities having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. The currency-indexed securities purchased by the Fund may make payments based on a formula. The payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index. These investments may entail increased risk to principal and increased price volatility.

       There are special risks in investing in derivative investments. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based might not perform the way the Manager expected it to perform. Markets, underlying securities and indices may move in a direction not anticipated by the Manager. Performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that the Fund will realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may be illiquid. Please refer to "Illiquid and Restricted Securities."

Money Market Instruments. The Fund may invest in money market instruments, which are debt obligations generally maturing in 13 months or less. They may include short-term certificates of deposit, bankers' acceptances, commercial paper (including variable amount master demand notes), U.S. Government obligations, and other debt instruments (including bonds) issued by corporations. These securities may have variable or floating interest rates. The Fund's investments in this sector include high quality commercial paper (in general, paper in the top two rating categories of Standard & Poor's or Moody's); in addition, there are restrictions on the types of issuers whose securities will be purchased. These are more fully described in the Statement of Additional Information.

       - Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." Generally, the Fund will not trade in securities for short-term profits, and the Fund's portfolio turnover rate is normally expected to be less than 100% a year. However, the portfolio turnover rate may vary when the Fund re-allocates its assets. The Fund will actively use portfolio trading to try to benefit from differences in short-term yields among different issues of debt securities, to try to increase its income or to take advantage of differences in securities prices. The "Financial Highlights," above, show the Fund's portfolio turnover rate during past fiscal years.

       High portfolio turnover may affect the ability of the Fund to qualify as a "regulated investment company" under the Internal Revenue Code for tax deductions for dividends and capital gains distributions the Fund pays to shareholders. The Fund qualified in its last fiscal year and intends to do so in the coming year, although it reserves the right not to qualify. Portfolio turnover affects brokerage costs, dealer markups and other transaction costs, and results in the Fund's realization of capital gains or losses for tax purposes.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that may help reduce some of the risks.

       - Foreign Securities. The Fund may invest in equity and debt securities issued by foreign companies and debt securities issued by foreign governments. The Fund does not have any limit on the amount of foreign securities it may purchase. However, normally the Fund does not expect to have more than 35% of its assets invested in foreign securities. Foreign securities are those that are listed on a foreign securities exchange or are traded in the foreign over-the-counter markets. The Fund may purchase foreign securities issued by companies engaged in mining gold and other precious metals. If the Fund's investments are held abroad, the countries in which they are held and the sub-custodians holding them must be approved by the Fund's Board of Trustees.

       - Foreign Securities Have Special Risks. There are certain risks of holding foreign securities. The first is the risk of changes in foreign currency values. Because the Fund may purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's securities denominated in that currency. The currency rate change will also affect its income available for distribution. Although the Fund's investment income from foreign securities may be received in foreign currencies, the Fund will be required to distribute its income in U.S. dollars. Therefore, the Fund will absorb the cost of currency fluctuations. If the Fund suffers losses on foreign currencies after it has distributed its income during the year, the Fund may find that it has distributed more income than was available from actual investment income. That could result in a return of capital to shareholders.

       The Fund may invest in foreign securities issued in any country, developed or underdeveloped. Securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. There are other risks of foreign investing. For example, foreign issuers are not required to use generally-accepted accounting principles. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with the disclosure requirements of our laws, which are generally more stringent than foreign laws. The values of foreign securities investments will be affected by other factors, including exchange control regulations or currency blockage and possible expropriation or nationalization of assets. There may also be changes in governmental administration or economic or monetary policy in the U.S. or abroad that can affect foreign investing. In addition, it is generally more difficult to obtain court judgments outside the United States if the Fund has to sue a foreign broker or issuer. Additional costs may be incurred because foreign broker commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad.

       - Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments.
Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities. The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.

       - Loans of Portfolio Securities. To attempt to increase its income, or to raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund must receive collateral for a loan. As a matter of fundamental policy, these loans are limited to not more than 25% of the value of the Fund's total assets. Loans are subject to the conditions described in the Statement of Additional Information. The Fund presently does not intend to engage in loans of portfolio securities that will exceed 5% of the value of its total assets in the coming year.

       - Repurchase Agreements. The Fund may enter into repurchase agreements. They are primarily used for liquidity purposes. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that will cause more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.

       - "When-Issued" and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date.

       - Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures, broadly-based stock or bond indices and foreign currency, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Hedging" in the Statement of Additional Information.

       The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

       Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes, defensive reasons, or to raise cash to distribute to shareholders. At present, the Fund does not intend to enter into futures contracts, forward contracts or options on futures if, after any purchase or sale, the value of all put and call options held by the Fund would exceed 5% of its total assets.

       - Futures. The Fund may buy and sell futures contracts that relate to (1) foreign currencies (these are called Forward Contracts), (2) broadly-based stock indices (these are called Stock Index Futures) or (3) interest rates (these are referred to as Interest Rate Futures).

       - Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). A call or put may be purchased only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

       The Fund may buy calls on debt or equity securities, broadly-based stock indices, foreign currencies, or futures, or to terminate its obligation on a call the Fund previously wrote. The value of debt securities underlying calls bought by the Fund will not exceed the value of the Fund's cash or cash-equivalent portfolio holdings (that is, securities with a maturity of less than one year).

       The Fund may write (that is, sell) call options that are listed on a domestic securities exchange or quoted on NASDAQ. In addition, the Fund may write calls on debt securities in the over-the-counter market, and on
foreign currency or Futures.  All calls must be "covered."   That means
the Fund must own the security subject to the call while the call is outstanding (or own other securities acceptable for applicable escrow requirements). Calls on futures must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised.

       When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment). Up to 25% of the Fund's total assets may be subject to calls.

       The Fund may purchase put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy puts that relate to debt securities, equity securities, broadly-based stock indices, futures, or foreign currencies. The Fund can buy a put on a debt or an equity security, futures, broadly-based stock indices or foreign currency, whether or not the Fund owns the particular investment in its portfolio. The Fund may sell a put on equity or debt securities or on futures, but only if the puts are covered by segregated liquid assets. The Fund will not write puts if more than 50% of the Fund's net assets would have to be segregated to cover put obligations.

       Foreign currency options may be quoted by major recognized dealers in those options. Options traded in the over-the-counter market may be "illiquid," and therefore may be subject to the Fund's restrictions on illiquid investments, described in "Illiquid and Restricted Securities," below.

       - Forward Contracts. Forward Contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has purchased or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar and a foreign currency. The Fund may also use "cross hedging," where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated. The Fund limits its exposure in foreign currency exchange contracts to the amount of its assets denominated in the foreign currency to avoid having to buy or sell foreign currency at disadvantageous prices.

       - Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive, or their obligation to pay, interest on a security. For example, they may swap a right to receive floating rate interest payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 50% of its total assets. The Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

       - Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

       Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing puts, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Interest rate swaps are subject to the risk that the other party will fail to meet its obligations (or that the underlying issuer will fail to pay on time), as well as interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. Cross-hedging entails a risk of loss on both the value of the security that is the basis of the hedge and the currency contract that was used in the hedge. These risks and the hedging strategies the Fund may use are described in greater detail in the Statement of Additional Information.

       - Short Sales Against-the-Box. In a short sale, the seller does not own the security that is sold, but normally borrows the security to fulfill the delivery obligation. The seller later buys the security to repay the loan, in the expectation that the price of the security will be lower when the purchase is made, resulting in a gain. The Fund may not sell securities short except in collateralized transactions referred to as "short sales against-the-box," where the Fund owns an equivalent amount of the securities sold short. No more than 15% of the Fund's net assets will be held as collateral for short sales at any one time.

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:
       - invest in securities (except U.S. Government Securities) of any issuer if immediately thereafter, either (a) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (b) the Fund would then own more than 10% of that issuer's voting securities;
       - lend money, except that the Fund may buy debt securities that the Fund's investment policies and restrictions permit it to purchase; the Fund may also make loans of portfolio securities subject to the restrictions stated under "Loans of Portfolio Securities";
       - borrow money in excess of 5% of the value of its total assets and then only as a temporary measure for extraordinary or emergency purposes;
or mortgage, pledge or hypothecate any of its assets to secure a debt (the escrow or other collateral arrangements in connection with hedging instruments are not considered to involve a mortgage, hypothecation or pledge);
       - invest more than 5% of the value of its total assets in warrants nor more than 2% of that value in warrants that are not listed on the New York or American Stock Exchanges; warrants attached to other securities are not subject to this restriction; or
       - invest in commodities or commodity contracts; however, the Fund may buy and sell hedging instruments permitted by any of its other fundamental policies.

       In addition, the Fund may not concentrate investments in any particular industry. Therefore, the Fund will not purchase the securities of companies in any one industry if thereafter more than 25% of the value of the Fund's total assets would consist of companies in that industry. However, that limitation does not apply to U.S. Government Securities.

       All of the percentage restrictions described above and elsewhere in this Prospectus (other than the percentage limits that apply to borrowing) apply only at the time the Fund purchases a security, and the Fund need not dispose of a security merely because the Fund's assets have changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.


How the Fund is Managed

Organization and History. The Fund was organized as a Massachusetts business trust in 1987 as the result of the combination of three series of a mutual fund managed by the Manager into a single fund that became this Fund, with a new investment objective and policies. The Fund is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

       The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and officers of the Fund and provides more information about them. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

       The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses, which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferable.

The Manager and Its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement with the Fund which states the Manager's responsibilities. The Investment Advisory Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

       The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $50 billion as of March 1, 1996, and with more than 2.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

       -  Portfolio Manager.  The Portfolio Manager of the Fund is Richard
H. Rubinstein, who is a Vice President of the Fund and also a Senior Vice President of the Manager. Mr. Rubinstein is the person, and since April 1991, has been one of the persons, primarily responsible for the day-to-day management of the Fund's portfolio. He serves as an officer and portfolio manager of other Oppenheimer funds.

       - Fees and Expenses. Under the Investment Advisory Agreement that became effective June 27, 1994, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.75% of the first $200 million of aggregate net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of aggregate net assets in excess of $800 million. The Fund's management fee for its last fiscal year was 0.74% of average annual net assets for Class A, Class B and Class C shares.

       The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

       There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

       - The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of other mutual funds managed by the Manager (the "Oppenheimer funds") and is sub-distributor for funds managed by a subsidiary of the Manager.

       - The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund and the other Oppenheimer funds on an "at-cost" basis. It also acts as the shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.

Performance of the Fund

    Explanation of Performance Terminology. The Fund uses the terms "cumulative total return" and "average annual total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash, or shares are sold or purchased). The Fund's performance information may help you see how well your Fund has done over time and to compare it to other funds or market indices as we have done on pages __ and __.

       It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. More detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

       - Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

       When total returns are quoted for Class A shares, normally they include the payment of the current maximum initial sales charge. When total returns are shown for Class B shares, they include the effect of the contingent deferred sales charge that applies to the period for which total return is shown. When total returns are shown for a one-year period (or less) for Class C shares, they include the effect of the contingent deferred sales charge. Total returns may also be quoted "at net asset value," without including the sales charge, and those returns would be reduced if sales charges were deducted. They may also be shown based on the change in net asset value, without including the contingent deferred sales charge.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended December 31, 1995, followed by a graphical comparison of the Fund's performance to two appropriate broad-based market indices.

       - Management's Discussion of Performance. During the Fund's last fiscal year, the stock and bond markets performed well due to a decline in intermediate and long-term interest rates. The Fund's positive performance was driven primarily by holdings in stocks and bonds. In stocks, large positions in two of the top-performing sectors of the market, technology and health care, outperformed the overall stock market due to investor expectations of continued strong earnings. As for investments in domestic bonds, declining interest rates had a positive effect on the prices of outstanding long-term issues held by the Fund.

       - Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until December 31, 1995. In the case of Class A shares, performance is measured from the inception of the Class on April 24, 1987, in the case of Class B shares, from the inception of the Class on August 29, 1995, and in the case of Class C shares, from the inception of the Class on December 1, 1993.

       Because the Fund invests in a variety of equity and fixed-income securities, the Fund's performance is compared to the performance of two market indices: (i) the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market; and (ii) the Lehman Brothers Aggregate Bond Index, a broad-based index of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities, widely regarded as a measure of the performance of the domestic debt securities market.
Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance data reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index and the index data does not reflect any assessment of the risk of the investments included in the index.

Class A Shares
Comparison of Change in Value
of $10,000 Hypothetical Investments in
Oppenheimer Asset Allocation Fund Class A, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index

(Graph)


    Average Annual Total Return of Class A shares of the Fund at 12/31/95(1)


          1 Year        5 Years            Life of Class

          15.73%        10.31%             8.77%

-------------------------
(1) The inception date of the Fund (Class A shares) was 4/24/87. The average annual total returns and ending account value in the graph reflect reinvestment of all dividends and capital gains distributions and are shown net of the 5.75% maximum initial sales charge.

Class B Shares
Comparison of Change in Value
of $10,000 Hypothetical Investments in
Oppenheimer Asset Allocation Fund Class B, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index

(Graph)


Cumulative Total Return of Class B shares of the Fund at 12/31/95(2)


Life of Class

-0.47%


__________________
(2) Class B shares were first publicly offered on 8/29/95. The cumulative total return reflects reinvestment of all dividends and capital gains distributions and sales charge for the life of the class. The ending account value for Class B shares in the graph is net of the applicable 5% contingent deferred sales charge.

Class C Shares
Comparison of Change in Value
of $10,000 Hypothetical Investments in
Oppenheimer Asset Allocation Fund Class C, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index

(Graph)


Average Annual Total Return of Class C shares of the Fund at 12/31/95(3)


         1 Year                    Life of Class

         20.69%                    9.68%

-------------------------
(3) Class C shares were first publicly offered on 12/01/93. The average annual total returns reflect reinvestment of all dividends and capital gains distributions. The 1-year return is shown net of the 1% contingent deferred sales charge; no sales charge applies to the life of class data. Past performance is not predictive of future performance. Graphs are not drawn to same scale.

ABOUT YOUR ACCOUNT

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

       - Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by OppenheimerFunds prototype 401(k) plans). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for OppenheimerFunds prototype 401(k) plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charges are described in "Buying Class A Shares" below.

       - Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge that varies, depending on how long you have owned your shares. Sales charges are described in "Buying Class B Shares" below.

       - Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%. It is described in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

       In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, considering the effect of the annual asset-based sales charges on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class you invest in.

       The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

       - How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares for which no initial sales charge is paid.

       - Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

       However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and Class B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

       And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or $1 million or more of Class B or Class C shares, respectively, from a single investor.

       - Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

       Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore should not be relied on as rigid guidelines.

       - Are There Differences in Account Features That Matter to You? Because some account features may not be available to Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne solely by those classes, such as the asset-based sales charges described below and in the Statement of Additional Information.

       - How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charges and asset-based sales charge is the same as the purpose of the front-end sales charge on sales of Class A shares:
to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

       With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

       Under pension and profit-sharing plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

       There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

       - How Are Shares Purchased? You can buy shares several ways: through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

       - Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

       - Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

       - Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member, to transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions to your bank account.

       Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

       - Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

       - At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

       If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Special Sales Charge Arrangements for Certain Persons. Appendix A to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:



                                  Front-End Sales Charge      Front-End Sales Charge     Commission as
                                  as a Percentage of          as a Percentage of         Percentage of
Amount of Purchase                Offering Price              Amount Invested            Offering Price

Less than $25,000                 5.75%                       6.10%                      4.75%

$25,000 or more but
less than $50,000                 5.50%                       5.82%                      4.75%

$50,000 or more but
less than $100,000                4.75%                       4.99%                      4.00%

$100,000 or more but
less than $250,000                3.75%                       3.90%                      3.00%

$250,000 or more but
less than $500,000                2.50%                       2.56%                      2.00%

$500,000 or more but
less than $1 million              2.00%                       2.04%                      1.60%

_____________________
The Distributor reserves the right to reallow the entire commission to dealers.  If that occurs, the dealer may be considered an
"underwriter" under Federal securities laws.

         - Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

         -  Purchases aggregating $1 million or more, or
         - Purchases by an OppenheimerFunds prototype 401(k) plan that: (1) buys shares costing $500,000 or more, or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

         Shares of any class of the Oppenheimer funds that offer only one class of shares that has no class designation are considered "Class A shares" for this purpose. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000 for purchases by OppenheimerFunds 401(k) prototype plans) that were not previously subject to a front-end sales charge and dealer commission.

         If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge
(called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of either (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

         In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

         No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

         - Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of Oppenheimer funds
(other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.


Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

         - Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

         Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Transfer Agent. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

         - Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.


         - Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

         Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

         -  the Manager or its affiliates;

         - present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

         - registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

         - dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

         - employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

         - dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor (1) providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser for the purchase or sale of Fund shares) and (2) to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services;

         - directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

         - accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;

         - any unit investment trust that has entered into an appropriate agreement with the Distributor;

         - a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and C TRAC-2000 program on November 24, 1995; or

         - qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commence by March 31, 1996.

         Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

         - shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

         - shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

         - shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor; or

         - shares purchased and paid for with the proceeds of shares redeemed in the prior 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or

         - purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust series.

         Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

         - for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including OppenheimerFunds prototype 401(k) plans (these are all referred to as "Retirement Plans");

         -  to return excess contributions made to Retirement Plans;

         - to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

         - involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

         - if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or

         - for distributions from OppenheimerFunds prototype 401(k) plans for any of the following cases or purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code, or (6) separation from service.

     - Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

         Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

         To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" below.

         The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:


Years Since                                   Contingent Deferred Sales Charge
Beginning of Month In Which                   on Redemptions in that Year
Purchase Order was Accepted                   (As % of Amount Subject to Charge)
0 - 1                                         5.0%
1 - 2                                         4.0%
2 - 3                                         3.0%
3 - 4                                         3.0%
4 - 5                                         2.0%
5 - 6                                         1.0%
6 and following                               None

_________________________
In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

         - Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class
B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

         - Distribution and Service Plan for Class B shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for distributing Class B shares and servicing accounts. This Plan is described below under "Buying Class C Shares - Distribution and Service Plans for Class B and Class C shares."

         - Waivers of Class B Sales Charges. The Class B contingent deferred sales charge will not apply to shares purchases in certain types of transactions, nor will it apply to shares redeemed in certain circumstances, as described below under "Waivers of Class B and Class C
Sales Charges."

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

         To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

     - Distribution and Service Plans for Class B and Class C Shares.
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year.

         Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge allows investors to buy Class B or Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

         The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

         The Distributor currently pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale of Class B shares. The total commission paid by the Distributor to the dealer at the time of sales of Class B shares is 4.00% of the purchase price. The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class B shares. Those payments, retained by the Distributor, are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class B shares.

         The Distributor currently pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale of Class C shares. The total commission paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor retains the asset-based sales charge during the first year Class C shares are outstanding to recoup sales commissions it has paid, the advances of service fee payments it has made, and its financing costs and other expenses. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or asset-based sales charge to the Distributor for distributing Class B or Class C shares, as appropriate before the Plan was terminated.

         - Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

         Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases if the Transfer Agent is notified that these conditions apply to the redemption:

         - distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);

         - redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

         - returns of excess contributions to Retirement Plans;

         - distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 59-1/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 59-1/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives
(or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the Internal Revenue Code and may not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request);

         - shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; or

         - distributions from OppenheimerFunds prototype 401(k) plans: (1) for hardship withdrawals; (2) under a Qualified Domestic Relations
Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4)
to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; (5) for separation from service.

         Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

         - shares sold to the Manager or its affiliates;

         - shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or

         - shares issued in plans or reorganization to which the Fund is a party.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

         AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

         - Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

         - PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal
Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

         - Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

         - Exchanging Shares. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

         - Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

         - Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

         - Automatic Exchange Plans. You can authorize the Transfer Agent to automatically exchange an amount you establish in advance for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A shares or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

         - Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

         - 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

         - SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP IRAs

         - Pension and Profit-Sharing Plans for self-employed persons and other employers

         - 401(k) Prototype Retirement Plans for businesses

         Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

         You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

         - Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

         - Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

         - You wish to redeem more than $50,000 worth of shares and receive a check
         - The redemption check is not payable to all shareholders listed on the account statement
         - The redemption check is not sent to the address of record on your account statement
         - Shares are being transferred to a Fund account with a different owner or name
         - Shares are redeemed by someone other than the owners (such as an Executor)

         - Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing as a fiduciary or on behalf of a corporation, partnership or other business, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

         -    Your name
         -    The Fund's name
         -    Your Fund account number (from your account statement)
         -    The dollar amount or number of shares to be redeemed
         -    Any special payment instructions
         -    Any share certificates for the shares you are selling,
         - The signatures of all registered owners exactly as the account is registered, and
         - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

    Use the following address for requests by mail:
   OppenheimerFunds Services
   P.O. Box 5270
   Denver, Colorado 80217

   OppenheimerFunds Services
   10200 E. Girard Avenue, Building D
   Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. Shares held in an OppenheimerFunds retirement plan or under a share certificate may not be redeemed by telephone.

         -  To redeem shares through a service representative, call 1-800-
852-8457
         -  To redeem shares automatically on PhoneLink, call 1-800-533-3310

         Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

         - Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

         - Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

         Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

         - Shares of the fund selected for exchange must be available for sale in your state of residence
         - The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
         - You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
         - You must meet the minimum purchase requirements for the fund you purchase by exchange
         - Before exchanging into a fund, you should obtain and read its prospectus

         Shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional
Information for more details.

         Exchanges may be requested in writing or by telephone:

         - Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

         - Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

         You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

         There are certain exchange policies you should be aware of:

         - Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

         - Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

         - The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

         - For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

         - If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

         The Distributor has entered into agreements with certain dealers and investment advisers permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. As a result, those exchanges may be subject to notice requirements, delays and other limitations that do not apply to shareholders who exchange their shares directly by calling or writing to the Transfer Agent.

Shareholder Account Rules and Policies

         - Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00
P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

         - The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

         - Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

         - The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

         - Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

         - Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

         - The redemption price for shares will vary from day to day because the values of the securities in the Fund's portfolio fluctuate, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

         - Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

         - Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

         - Under unusual circumstances, shares of the Fund may be redeemed "in kind", which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell
Shares" in the Statement of Additional Information for more details.

         - "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

         - The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How to Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

         - To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares quarterly, payable on or about the 29th of March, June, September and December. Another date may be selected by the Fund's Board of Trustees. Normally, distributions paid on Class A shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends. The amount of a class's dividends or distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by that class.

    Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following its fiscal year which ended December 31. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

         - Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

         - Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

         - Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

         - Reinvest Your Distributions in Another Oppenheimer Fund Account. You can reinvest all distributions in another Oppenheimer fund account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

         - "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

         - Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking, a capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell them.

         - Returns of Capital: In certain cases if distributions made by the Fund may be considered a non-taxable return of capital to shareholders.
If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

         This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

    APPENDIX A

Special Sales Charge Arrangements for Shareholders of the Fund
Who Were Shareholders of the Former Quest for Value Funds

         The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization
Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or
(ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24,
1995.

Class A Sales Charges

- Reduced Class A Initial Sales Charge Rates for Certain Former Quest
Shareholders

- Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.


                                      Front-End      Front-End
                                      Sales          Sales                  Commission
                                      Charge         Charge                 as
                                      as a           as a                   Percentage
Number of                             Percentage     Percentage             of
Eligible Employees                    of Offering    of Amount              Offering
or Members                            Price          Invested               Price

9 or fewer                            2.50%          2.56%                  2.00%

At least 10 but not
 more than 49                         2.00%          2.04%                  1.60%

       For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class
A contingent deferred sales charge described on pages    to    of this
Prospectus.

       Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 millon or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

-  Special Class A Contingent Deferred Sales Charge Rates

Class A shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer Funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995 will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of 1.0% if the redemption occurs in the subsequent six months. Class A shares of any of the Former Quest for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

-  Waiver of Class A Sales Charges for Certain Shareholders

Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

       - Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

       - Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

-  Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions

The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

       - Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

       - Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."


Class A, Class B and Class C Contingent Deferred Sales Charge Waivers

-  Waivers for Redemptions of Shares Purchased Prior to March 6, 1995

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under
Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

- Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995.

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under
Section 408(a) of the Internal Revenue Code or retirement plans under
Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.


Special Dealer Arrangements

Dealers who sold Class B shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and that were transferred to an OppenheimerFunds prototype 401(k) plan shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000 as to any one plan.

Dealers who sold Class C shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and (i) the shares held by those plans were exchanged for Class A shares, or (ii) the plan assets were transferred to an OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000.

    Appendix B: Description of Ratings Categories of Rating Services

Description of Moody's Investors Service, Inc. Bond Ratings

       Aaa: Bonds rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

       Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

       A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa: Bonds rated "Baa" are considered medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

       Ba: Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B: Bonds rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa: Bonds rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

       Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

       C: Bonds rated "C" can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Description of Standard & Poor's Bond Ratings

       AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

       AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

       A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

       BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

       BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

       C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

    APPENDIX TO PROSPECTUS OF
OPPENHEIMER ASSET ALLOCATION FUND


       Graphic material included in Prospectus of Oppenheimer Asset Allocation Fund: "Comparison of Change in Value of $10,000 Investments in Oppenheimer Asset Allocation Fund, the S&P 500 Index, and The Lehman Brothers Aggregate Bond Index".

Linear graphs will be included in the Prospectus of Oppenheimer Asset Allocation Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in each class of shares of the Fund. In the case of the Fund's Class A shares, that graph will cover the life of the Fund from April 24, 1987 through December 31, 1995, in the case of the Fund's Class B shares will cover the period from the inception of the class (August 29, 1995) through December 31, 1995 and in the case of the Fund's Class C shares will cover the period from the inception of the class (December 1, 1993) through December 31, 1995. The graphs will compare such values with hypothetical $10,000 over the same time periods with S&P 500 Index and The Lehman Brothers Aggregate Bond Index. Set forth below are the relevant data points that will appear on the linear graphs. Additional information with respect to the foregoing, including a description of the S&P 500 Index and The Lehman Brothers Aggregate Bond Index is set forth in the Prospectus under "How the Fund is Managed - How Has the Fund Performed?"


                                      Oppenheimer              Lehman
   Fiscal Year                        Asset Allocation         Brothers Aggregate
   (Period) Ended                     Fund Class A Shares      Bond Index                S&P 500 Index
   04/24/87(1)                        $ 9,425                  $10,000                   $10,000
   12/31/87                           $ 8,667                  $10,343                   $8,751
   12/31/88                           $10,043                  $11,159                   $10,200
   12/31/89                           $11,871                  $12,780                   $13,426
   12/31/90                           $11,981                  $13,926                   $13,009
   12/31/91                           $13,739                  $16,154                   $16,964
   12/31/92                           $14,774                  $17,349                   $18,255
   12/31/93                           $17,182                  $19,041                   $20,091
   12/31/94                           $16,909                  $18,485                   $20,354
   12/31/95                           $20,763                  $21,901                   $27,750

                                      Oppenheimer              Lehman
   Fiscal Year                        Asset Allocation         Brothers Aggregate
   (Period) Ended                     Fund Class B Shares      Bond Index                S&P 500 Index
   08/29/95(2)                        $10,000                  $10,000                   $10,000
   12/31/95                           $ 9,953                  $10,527                   $11,046

                                      Oppenheimer              Lehman
   Fiscal Year                        Asset Allocation         Brothers Aggregate
   (Period) Ended                     Fund Class C Shares      Bond Index                S&P 500 Index
   12/01/93(3)                        $10,000                  $10,000                   $10,000
   12/31/93                           $10,218                  $10,059                   $10,121
   12/31/94                           $ 9,963                  $ 9,765                   $10,254
   12/31/95                           $12,124                  $11,570                   $14,060

___________________
(1)  Commencement of Fund's operations.
(2)  Commencement of public offering of Class B shares.
(3)  Commencement of public offering of Class C shares.

Oppenheimer Asset Allocation Fund
Two World Trade Center
New York, New York 10048
Telephone: 1-800-525-7048

    Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky Weitzen
 Shalov & Wein
114 West 47th Street
New York, New York 10036


No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

PR0240.001.0496  Printed on recycled paper.

Oppenheimer Asset Allocation Fund


Two World Trade Center, New York, New York 10048-0203
1-800-525-7048


    Statement of Additional Information dated April 1, 1996



        This Statement of Additional Information of Oppenheimer Asset Allocation Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated April 1, 1996. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

CONTENTS
                                                                 Page

About the Fund
Investment Objective and Policies
     Investment Policies and Strategies
     Other Investment Techniques and Strategies
     Other Investment Restrictions
How the Fund is Managed
     Organization and History
     Trustees and Officers of the Fund
     The Manager and Its Affiliates
Brokerage Policies of the Fund
Performance of the Fund
Distribution and Service Plans
About Your Account
How To Buy Shares
How To Sell Shares
How To Exchange Shares
Dividends, Capital Gains and Taxes
Additional Information About the Fund
Financial Information About the Fund
Independent Auditors' Report
Financial Statements
Appendix A: Industry Classifications                          A-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and strategies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objective. Certain capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

       - Special Risks of Lower-Rated Securities. All fixed-income securities are subject to two types of risks: credit risk and interest rate risk; these are in addition to other investment risks that may affect a particular security. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, higher yielding, lower-rated bonds are subject to credit risk to a greater extent than lower yielding, investment grade bonds.

       As stated in the Prospectus, the Fund may invest in debt securities rated as low as "C" or "D" by Moody's or S&P. High yield securities, whether rated or unrated, may be subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, debt securities. Risks of high yield securities may include (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates,
(iii) subordination to the prior claims of banks and other senior lenders,
(iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the Fund to be able to reinvest premature redemption proceeds only in lower-yielding portfolio securities, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn.

       As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, there have been several Congressional attempts to limit the use of tax and other advantages of high yield bonds which, if enacted, could adversely affect the value of these securities and the Fund's net asset value. For example, federally-insured savings and loan associations have been required to divest their investments in high yield bonds.

       - Interest Rate Risks. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between price and yield of outstanding fixed-income securities. An increase in prevailing interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest payable on those securities, and thus the cash income from such securities. However, those price fluctuations will be reflected in the valuations of these securities and therefore in the Fund's net asset values.

       -  Equity Securities.

       - Small, Unseasoned Companies. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect the Fund's ability to sell them when it wants to, at an acceptable price. Their limited liquidity can result in their being priced lower than might otherwise be the case. If other investment companies and investors that invest in such securities trade the same securities when the Fund attempts to dispose of its holdings, the Fund might receive lower prices than might otherwise be obtained because of the thinner market for such securities.

       - Preferred Stocks. Preferred stocks, unlike common stocks, offer a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity. Those can be a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

       - Convertible Securities. While convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible debt securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer, (2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of converting the convertible securities), and (3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

       - Warrants and Rights. Warrants basically are options to purchase equity securities at set prices valid for a specified period of time. The prices of warrants do not necessarily move in a manner parallel to the prices of the underlying securities. The price the Fund pays for a warrant will be lost unless the warrant is exercised prior to its expiration. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

       - Debt Securities. The Fund may purchase or sell debt securities (including U.S. Government Securities, discussed below) and money market instruments without regard to the length of time the security has been held to take advantage of short-term differentials in yields. While short-term trading increases the portfolio turnover, the execution cost for these securities is substantially less than for equivalent dollar values of equity securities. The Fund will only purchase securities meeting the requirements, including applicable rating qualifications, stated in the Prospectus. See the Appendix to the Prospectus for a description of the factors considered by the rating agencies in rating particular debt securities.

       - U.S. Government Securities. U.S. Government Securities are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. The U.S. Government Securities the Fund can invest in are described in the Prospectus and include U.S. Treasury securities such as "zero coupon" U.S. Treasury securities, mortgage-backed securities and CMOs.

       - Floating Rate/Variable Rate Notes. Some of the notes the Fund may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals; floating rates are automatically adjusted according to a specified market rate for such investments, such as a percentage of the prime rate of a bank or the 91-day U.S. Treasury bill rate. Such obligations may be secured by bank letters of credit or other credit support arrangements.

       - Variable Amount Master Demand Notes. Variable amount master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund as lender and the corporate borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note at any time without penalty. These notes may or may not be backed by bank letters of credit. Because these notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at principal value, plus accrued interest, at any time. Accordingly, the Fund's right to redeem is dependent upon the ability of the borrower to pay principal and interest on demand.

       The Fund has no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow, and other liquidity ratios of the issuer and its ability to pay principal and interest on demand, including the possibility where all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the Fund's limitation on investments in illiquid securities described in "Illiquid and Restricted Securities" in the Prospectus. The Fund does not currently intend that its investments in variable amount master demand notes in the coming year will exceed 5% of its total assets.

       -- Participation Interests. The Fund may invest in participation interests, subject to the Fund's limitation, described in "Illiquid and Restricted Securities" in the Prospectus, on investments by the Fund in illiquid investments. Participation interests provide the Fund an undivided interest in a loan made by the issuing financial institution in the proportion that the Fund's participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives.

       Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the value of that participation interest and in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

       -- Asset-Backed Securities. The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same type of security interest in the underlying collateral as do mortgage backed securities.

       -- Mortgage-Backed Securities. These securities represent participation interests in pools of residential mortgage loans that are guaranteed by agencies or instrumentalities of the U.S. Government. Such securities differ from conventional debt securities, which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some of the mortgage-backed securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (for example, direct pass-through certificates of Government National Mortgage Association ("GNMA"). Some are supported by the right of the issuer to borrow from the U.S. Government (for example, obligations of Federal Home Loan Mortgage Corporation ("FHLMC"). Some are backed by only the credit of the issuer itself. Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the net asset value of the Fund's shares. Any of these government agencies may issue collateralized mortgage-backed obligations ("CMOs"), discussed below.

       The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

       Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a basis comparable with other debt securities because of the prepayment feature of pass-through securities. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect that may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Due to those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates.

       The Fund may purchase mortgage-backed securities at par, at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Fund may purchase mortgage-backed securities at par, at a premium or at a discount.

       The Fund may invest in "stripped" mortgage backed securities, in which the principal and interest portions of the security are separated and sold. Stripped mortgage-backed securities usually have at least two classes each of which receives different proportions of interest and principal distributions on the underlying pool of mortgage assets. One common variety of stripped mortgage-backed security has one class that receives some of the interest and most of the principal, while the other class receives most of the interest and remainder of the principal. In some cases, one class will receive all of the interest (the "interest-only" or "IO" class), while the other class will receive all of the principal (the "principal-only" or "PO" class). Interest only securities are extremely sensitive to interest rate changes, and prepayments of principal on the underlying mortgage assets. An increase in principal payments or prepayments will reduce the income available to the IO security. In other types of CMOs, the underlying principal payments may apply to various classes in a particular order, and therefore the value of certain classes or "tranches" of such securities may be more volatile than the value of the pool as a whole, and losses may be more severe than on other classes.

       Mortgage-backed securities may be less effective than debt obligations having a similar maturity at maintaining yields during periods of declining interest rates. As new types of mortgage-related securities are developed and offered to investors, the Manager will, subject to the direction of the Board of Trustees and consistent with the Fund's investment objective and policies, consider making investments in such new types of mortgage-related securities.

       -- GNMA Certificates. Certificates of Government National Mortgage Association ("GNMA") are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages ("GNMA Certificates"). The GNMA Certificates that the Fund may purchase are of the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and the GNMA, regardless of whether the mortgagor actually makes the payments.

       The National Housing Act authorized the GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (the "FHA") or guaranteed by the Veterans Administration (the "VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments under its guarantee.

       The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

       -- FNMA Securities. Federal National Mortgage Association ("FNMA") was established to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

       -- FHLMC Securities. Federal Home Loan Mortgage Association ("FHLMC") was created to promote development of a nationwide secondary market for conventional residential mortgages. FHLMC issues two types of mortgage pass-through certificates ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

       -- Collateralized Mortgage-Backed Obligations ("CMOs"). CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof, either the U.S. Government, a U.S. Government instrumentality, or a private issuer. Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such. That means the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders). Instead, such payments are dedicated to payment of interest on, and repayment of principal of, the CMOs.

       CMOs often are issued in two or more classes with different characteristics such as varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed though to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities (discussed above), CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

       The issuer's obligation to make interest and principal payments on a mortgage-backed security is secured by the underlying portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities created by private issuers (such as commercial banks, savings and loan institutions, and private mortgage insurance companies) may be supported by insurance or guarantees, such as letters of credit issued by governmental entities, private insurers or the private issuer of the mortgage pool. There can be no assurance that private insurers will be able to meet their obligations.

       -- Zero Coupon Securities. The Fund may invest in zero coupon securities issued by the U.S. Treasury or private issuers. Zero coupon U.S. Treasury securities include: (1) U.S. Treasury bills without interest coupons, (2) U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and (3) receipts or certificates representing interest in such stripped debt obligations or coupons. These securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current payments of interest. However, the lack of periodic interest payments means that the interest rate is "locked in" and there is no risk of having to reinvest periodic interest payments in securities having lower rates. The Fund may also invest in zero coupon securities issued by private issuers, such as corporations.

       Because the Fund accrues taxable income from zero coupon securities issued by either the U.S. Treasury or other issuers without receiving cash, the Fund may be required to sell portfolio securities in order to pay dividends or redemption proceeds for its shares, which require the payment of cash. This will depend on several factors: the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund, the amount of cash income the Fund receives from other investments, and the sale of shares. The Fund might also sell portfolio securities to maintain portfolio liquidity. In either case, cash distributed or held by the Fund and not reinvested by investors in additional Fund shares will hinder the Fund from seeking current income.

       --  Money Market Securities.

       -- Certificates of Deposit. Except as described below, the Fund may purchase certificates of deposit if they are issued or guaranteed by domestic banks (including foreign branches of domestic banks) which have total assets in excess of $500 million, and the Fund may purchase bankers' acceptances (which may be supported by letters of credit) only if guaranteed by U.S. commercial banks having total assets in excess of $500
million.  The Fund may invest in   certificates of deposit of $100,000 or
less of a domestic bank, even if such bank has assets of less than $500 million, if the certificate of deposit is fully insured as to principal by the Federal Deposit Insurance Corporation. At no time will the Fund hold more than one certificate of deposit from any one such bank. Because of the limited marketability of such certificates of deposit, no more than 10% of the Fund's net assets will be invested in certificates of deposit of banks having total assets of less than $500 million. For these purposes, the term "bank" includes U.S. commercial banks, savings banks and savings and loan associations.

       -- Commercial Paper. The Fund may purchase commercial paper only if rated "A-1" or "A-2" by S&P or "Prime-1" or "Prime-2" by Moody's or, if not rated, issued by a corporation having an existing debt security rated at least "AA" or "Aa" by S&P or Moody's, respectively. See
Appendix A to the Prospectus for a description of the factors considered by S&P and Moody's for determining such ratings. The Fund may purchase obligations issued by other entities (including U.S. dollar-denominated securities of foreign branches of U.S. banks) if they are (i) guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund, or (ii) subject to repurchase agreements (described below). The foregoing ratings restrictions do not apply to banks in which the Fund's cash is kept.

Other Investment Techniques and Strategies

Foreign Securities. Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers. These investments offer the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Because the Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

       Although a portion of the Fund's investment income, if any, may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. The Fund may engage in foreign currency exchange transactions for hedging purposes to protect against changes in future exchange rates. See "Other Investment Techniques and Strategies - Hedging With Options and Futures Contracts" below.

       -- Risks of Foreign Securities. Investing in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally-accepted accounting principles ("G.A.A.P."). If foreign securities are not registered under the Securities Act of 1933, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934. The values of foreign securities investments will be affected by incomplete or inaccurate information available as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy in the U.S. or abroad, or changed circumstances in dealings between nations. In addition, it is generally more difficult to obtain court judgments outside the United States.

       The values of foreign securities will be affected by changes in currency rates or exchange control regulations or currency blockage, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or abroad) or changed circumstances in dealings between nations. Costs will be incurred in connection with conversions between various currencies. Foreign brokerage commissions are generally higher than commissions in the U.S., and foreign securities markets may be less liquid, more volatile and less subject to governmental regulation than in the U.S. Settlement periods for securities transactions may be longer than in the U.S. Investments in foreign countries could be affected by other factors not generally thought to be present in the U.S., including expropriation or nationalization, confiscatory taxation and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

       Securities of foreign issuers that are represented by American depository receipts, or that are not listed on a U.S. securities exchange, or are traded in the U.S. over-the-counter market are not considered "foreign securities" because they are not subject to many of the special considerations and risks (discussed below) that apply to foreign securities traded and held abroad. If the Fund's securities are held abroad, the countries in which such securities may be held and the sub-custodians holding them must be in most cases approved by the Fund's Board of Trustees under applicable SEC rules.

       The Fund may invest in U.S. dollar-denominated foreign securities referred to as "Brady Bonds." These debt obligations of foreign entities may be fixed-rate par bonds or floating rate discount bonds. The payment of the principal at maturity is generally collateralized in full by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. However, the Fund may also invest in uncollateralized Brady Bonds. Brady Bonds are generally viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"of such bonds). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds, and among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

       The debt obligations of foreign governmental entities may or may not be supported by the "full faith and credit" of a foreign government. The Fund may invest in obligations of supranational entities, which include those international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," of these entities usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

       Although the Fund will invest only in securities denominated in foreign currencies that at the time of investment do not have significant government-imposed restrictions on conversion into U.S. dollars, there can be no assurance against subsequent imposition of currency controls. From time to time, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be reimposed.

       -- Loans of Portfolio Securities. The Fund may lend its portfolio securities, subject to the restrictions stated in the Prospectus, if the loan is collateralized in accordance with applicable regulatory requirements. Under those requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit, U.S. Government Securities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders' or administrative fees the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower as long as it realizes at least the minimum amount of interest required by the lending guidelines established by its Board of Trustees. In connection with securities lending, the Fund might experience risks of delay in receiving additional collateral, or risks of delay in recovery of the securities, or loss of rights in the collateral should the borrower fail financially.

       The Fund will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Fund or its Manager. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

       -- When-Issued and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement.

       When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date.
During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. These securities are subject to market fluctuation; the value at delivery may be less than the purchase price.

       At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.The Fund will maintain a segregated account with its Custodian, consisting of cash, U.S. Government Securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made.

       The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time it enters into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

       To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund.

       When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

       -- Repurchase Agreements. In a repurchase transaction, the Fund purchases a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. An "approved vendor" is a U.S. commercial bank, the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in government securities which must meet the audit requirements met by the Fund's Board of Trustees from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

       -- Illiquid and Restricted Securities. The Fund has percentage limitations that apply to purchases of illiquid and restricted securities. This policy applies to participation interests, bank time deposits, master demand notes, repurchase transactions having a maturity beyond seven days, over-the-counter options held by the Fund and that portion of assets used to cover such options. This policy is not a fundamental policy and those percentage restrictions do not limit purchases of restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees or by the Manager under Board-approved guidelines. Those guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Fund's holdings of those securities may be illiquid. There may be undesirable delays in selling illiquid securities at prices representing their fair value.

       To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuations during that period. The Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

       -- Hedging. As described in the Prospectus, the Fund may employ one or more types of Hedging Instruments. Hedging Instruments may be used to attempt to do the following: (1) protect against possible declines in the market value of the Fund's portfolio resulting from down trends in the securities markets, (2) protect unrealized gains in the value of the Fund's securities which have appreciated, (3) facilitate selling securities for investment reasons, (4) establish a position in the securities markets as a temporary substitute for purchasing particular securities, or (5) reduce the risk of adverse currency fluctuations.

       The Fund may use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund may (i) sell Futures, (ii) buy puts on such Futures or securities, or (iii) write covered calls on securities held by it or on Futures. When hedging to establish a position in the equities market as a temporary substitute for purchasing individual equity securities or to attempt to protect against the possibility that portfolio debt securities are not fully included in a rise in value of the debt securities market, the Fund may (i) buy Futures, or (ii) buy calls on such Futures or on securities.

       When hedging to attempt to protect against declines in the dollar value of a foreign currency-denominated security or in a payment on such security, the Fund may (a) purchase puts on that foreign currency, (b) write calls on that currency or (c) enter into Forward Contracts at a different rate than the spot ("cash") rate.

       The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. At present, the Fund does not intend to enter into Futures and options on Futures if, after any such purchase or sale, the sum of margin deposits on Futures and premiums paid on Futures options exceeds 5% of the value of the Fund's total assets. Certain options on foreign currencies are considered related options for this purpose. Additional information about the hedging instruments the Fund may use is provided below. The Fund may, in the future, employ hedging instruments and strategies that are not presently contemplated, to the extent such investment methods are consistent with the Fund's investment objective, are legally permissible, and are adequately disclosed.

       -- Writing Covered Call Options. When the Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call on the same investment during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying investment), regardless of market price changes during the call period. The Fund retains the risk of loss if the price of the underlying security declines during the call period, which may be offset to some extent by the premium.

       To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund has written is more or less than the price of the call the Fund subsequently purchases. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Those profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income.

       An option position may be closed out only on a market that provides secondary trading for option of the same series, and there is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

       The Fund may also write calls on Futures without owning a futures contract or deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of deliverable securities or liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the obligation under the Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

       -- Writing Put Options. A put option on an investment gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

       When writing put options on securities or on foreign currencies, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

       The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

       -- Purchasing Calls and Puts. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices or Stock Index Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. When the Fund purchases a call on a stock index or Stock Index Future, settlement is in cash rather than by delivery of the underlying investment to the Fund. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

       When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit).

       Buying a put on an index or on Futures it does not own permits the Fund either to resell the put or, if applicable, to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Fund purchases a put on an index or a Future not held by it, the put protects the Fund to the extent that the prices of the underlying Futures move in a similar pattern to the prices of the securities in the Fund's portfolio.

       -- Stock Index Futures and Interest Rate Futures. The Fund may buy and sell futures contracts relating either to broadly-based stock indices ("Stock Index Futures") or to debt securities ("Interest Rate Futures").
A Stock Index Future obligates the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made. Generally, contracts are closed out with offsetting transactions prior to the expiration date of the contract. An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security or cash to settle the futures transaction, or to enter into an offsetting contract. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the Future is marked to market (that is, the value on the Fund's books is changed to reflect changes in its market value) subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.

       At any time prior to expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized. Although Stock Index Futures and Interest Rate Futures by their terms call for settlement by the delivery of cash and of debt securities, respectively, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

       -- Options on Foreign Currencies. The Fund intends to write and purchase calls and puts on foreign currencies. A call written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. Normally this will be effected by the sale of a security denominated in the relevant currency at a price higher or lower than the original acquisition price of the security. This will result in a loss or gain in addition to that resulting from the currency option position. The Fund will not engage in writing options on foreign currencies unless the Fund has sufficient liquid assets denominated in the same currency as the option or in a currency that, in the judgment of the Manager, will experience substantially similar movements against the U.S. dollar as the option currency.

       -- Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

       The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. The Fund will not speculate with Forward Contracts or foreign currency exchange rates.

       The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

       The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge").

       The Fund will not enter into such Forward Contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities denominated in that currency. The Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to Forward Contracts in excess of the value of the Fund's portfolio securities denominated in that currency provided the excess amount is "covered" by liquid, high grade debt securities, denominated in either that foreign currency or U.S. dollars, at least equal at all times to the amount of such excess. As an alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

       The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and incur transactions costs.

       At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

       The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. As Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

       Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, by they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

       -- Interest Rate Swap Transactions. The value of securities subject to interest rate swaps will not exceed 25% of the Fund's net assets. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements.

       A master netting agreement provides that all swaps done between the Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

       -- Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities covering a call on the expiration of the calls or upon the Fund entering into a closing purchase transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

       When the Fund writes an OTC option, it will enter into an arrangement with a primary U.S. government securities dealer, which will establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option is "in-the-money"). For any OTC option the Fund writes, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities, stated in the Prospectus) an amount of assets used to cover written OTC options, equal to the formula price for the repurchase of the OTC option less the amount by which the OTC option is "in-the-money." The Fund will also treat as illiquid any OTC option held by it. The SEC is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

         The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, or sells a call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

       -- Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of Futures and options on Futures established by the Commodity Futures Trading Commission ("CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate Futures margin and related options premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule.

       Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

       Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will maintain in a segregated account or accounts with its Custodian, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

       -- Tax Aspects of Hedging Instruments and Covered Calls. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without the Fund having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders will be taxed on the dividends and capital gains they receive from the Fund. One of the tests for the Fund's qualification is that less than 30% of its gross income (irrespective of losses) must be derived from gains realized on the sale of securities held for less than three months. To comply with that 30% cap, the Fund will limit the extent to which it engages in the following activities, (but will not be precluded from them): (i) selling investments, including Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) writing calls on investments held for less than three months; (iii) purchasing calls or puts which expire in less than three months; (iv) effecting closing transactions with respect to calls or puts purchased less than three months previously; and
(v) exercising puts or calls held by the Fund for less than three months.

       Certain foreign currency exchange contracts (Forward Contracts) in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this marked-to-market treatment.

       Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position(s) making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

       Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as an ordinary gain or loss. Currency gains and losses are offset against market gains and losses before determining a net "section 988" gain or loss under the Internal Revenue Code, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

       -- Risks of Hedging With Futures and Options. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. In addition to the risks associated with hedging discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in the value of the Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's portfolio securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

       The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged if the historical volatility of the prices of such portfolio securities being hedged is more than the historical volatility of the applicable index. It is also possible that if the Fund has used hedging instruments in a short hedge, the market may advance and the value of the securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

       If the Fund uses hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of particular securities (long hedging) by buying Futures and/or calls on such Futures, on securities or on stock indices, it is possible that the market may decline. If the Fund then concludes not to invest in securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

       -- Short Sales Against-the-Box. In this type of short sale, while the short position is open, the Fund must own an equal amount of the securities sold short, or by virtue of ownership of other securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out. They may also be used to protect a gain on the security "in the box" when the Fund does not want to sell it and recognize a capital gain.

Other Investment Restrictions

       The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (1) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares.

       Under these additional restrictions, the Fund cannot:

       -- buy or sell real estate or commodities or commodity contracts, including futures contracts; however, the Fund may invest in debt securities secured by real estate or interests therein, and the Fund may buy and sell any of the hedging instruments which it may use as approved by the Fund's Board of Trustees, whether or not such hedging instrument is considered to be a commodity or commodity contract;
       -- buy securities on margin, except that the Fund may make margin deposits in connection with any of the hedging instruments which it may use;
       -- underwrite securities issued by other persons except to the extent that in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter for purposes of the Securities Act of 1933;
       -- buy the securities of any company for the purpose of acquiring control or management thereof, except in connection with a merger, consolidation, reorganization or acquisition of assets;
       -- buy and retain securities of any issuer if officers and Trustees or Directors of the Fund and the Manager individually owning more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer; or
       -- invest in other open-end investment companies, or invest more than 5% of its net assets at the time of purchase in closed-end investment companies (including small business investment companies), nor make any such investments at commission rates in excess of normal brokerage commissions.

       In connection with the qualification of its shares in certain states, the Fund has undertaken that in addition to the above, as a non-fundamental policy, the Fund will not (i) invest in oil, gas or mineral leases or (ii) invest in real estate limited partnership interests. In the event the Fund's shares cease to be qualified under such laws or if such undertaking(s) otherwise cease to be operative, the Fund would not be subject to such restrictions.

       The percentage restrictions described above and in the Prospectus are applicable only at the time of investment and require no action by the Fund as a result of subsequent changes in value of the investments or the size of the Fund.

       For purposes of the Fund's policy not to concentrate its investments, described in the Prospectus, the Fund has adopted the Industry
Classifications set forth in Appendix A to this Statement of Additional Information. This is not a fundamental policy.

How the Fund Is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

       The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

    Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations and occupations during the past five years are set forth below. The address of each Trustee and officer is Two World Trade Center, New York, New York 10048-0203, unless another address is listed below. All of the Trustees are also trustees of Oppenheimer Fund, Oppenheimer Global Fund, Oppenheimer Enterprise Fund, Oppenheimer Growth Fund, Oppenheimer Discovery Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer International Growth Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Tax-Free Bond Fund, Oppenheimer New York Tax-Exempt Fund, Oppenheimer California Tax-Exempt Fund, Oppenheimer Multi-State Tax-Exempt Trust, Oppenheimer Target Fund, Oppenheimer U.S. Government Trust, Oppenheimer Multi-Sector Income Trust and Oppenheimer Multi-Government Trust (the "New York Oppenheimer funds"). Ms. Macaskill and Messrs. Spiro, Donohue, Bowen, Zack, Bishop and Farrar hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of March 6, 1996, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not include shares held of record by an employee benefit plan for employees of the Manager (one of the Trustees of the Fund, Ms. Macaskill, and one of the officers, Mr. Donohue, are trustees of that plan), other than the shares beneficially owned under that plan by the officers of the Fund listed below.

Leon Levy, Chairman of the Board of Trustees; Age 70
31 West 52nd Street, New York, New York 10019
General Partner of Odyssey Partners, L.P. (investment partnership); and Chairman of Avatar Holdings, Inc. (real estate development).

Robert G. Galli, Trustee;* Age 62
Vice Chairman of the Manager and Vice President and Counsel of Oppenheimer Acquisition Corp., the Manager's parent holding company; formerly he held the following positions: Executive Vice President and General Counsel of the Manager and the OppenheimerFunds Distributor, Inc. (the "Distributor"); a director of the Manager and the Distributor, Vice President and a director of HarbourView Asset Management Corporation ("HarbourView") and Centennial Asset Management Corporation ("Centennial"), investment adviser subsidiaries of the Manager, a director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager, an officer of other Oppenheimer funds.

Benjamin Lipstein, Trustee; Age 72
591 Breezy Hill Road, Hillsdale, New York 12529
Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University; a director of Sussex Publications, Inc. (publishers of Psychology Today and Mother Earth News) and of Spy Magazine, L.P.

Bridget A. Macaskill, President and Trustee;* Age 47
President, Chief Executive Officer and a Director of the Manager; Chairman and a Director of SSI, President and a Director of OAC and HarbourView; and a Director of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; formerly an Executive Vice President of the Manager.


__________________
* A Trustee who is an "interested person" of the Fund, as defined in the Investment Company Act.


Elizabeth B. Moynihan, Trustee; Age 66
801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institution), the Institute of Fine Arts (New York
University), and the National Building Museum; a member of the Indo-U.S. Sub-Commission on Education and Culture; and a member of the Trustees Council, Preservation League of New York State.

Kenneth A. Randall, Trustee; Age 68
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), Enron-Dominion Cogen Corp. (cogeneration company), Kemper Corporation (insurance and financial services company) and Fidelity Life Association (mutual life insurance company); formerly Chairman of the Board of the Federal Deposit Insurance Corporation, and ICL Inc. (information systems) and President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research).

Edward V. Regan, Trustee; Age 65
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; President of Jerome Levy Economics Institute; a member of the U.S. Competitiveness Policy Council; a director of GranCare, Inc. (health care provider); formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee; Age 64
200 Park Avenue, New York, New York 10166
Founder Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directors Publication, Inc. (consulting and publishing); a trustee of Mystic Seaport Museum, International House, Greenwich Hospital and the Greenwich Historical Society.

Sidney M. Robbins, Trustee; Age 83
50 Overlook Road, Ossining, New York 10562
Chase Manhattan Professor Emeritus of Financial Institutions, Graduate School of Business, Columbia University; Visiting Professor of Finance, University of Hawaii; a director of The Korea Fund, Inc. (a closed-end investment company); a member of the Board of Advisors, Olympus Private Placement Fund, L.P.; Professor Emeritus of Finance, Adelphi University.

Donald W. Spiro, President and Trustee*; Age 70
Chairman Emeritus and a director of the Manager; formerly Chairman of the Manager and the Distributor.

Pauline Trigere, Trustee; Age 82
498 Seventh Avenue, New York, New York 10018
Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).


__________________
* A Trustee who is an "interested person" of the Fund, as defined in the Investment Company Act.

Clayton K. Yeutter, Trustee; Age 65
1325 Merrie Ridge Road, McLean, Virginia 22101
Of Counsel to Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery) and Texas Instruments, Inc. (electronics); formerly (in descending chronological order) Counsellor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

Richard H. Rubinstein, Vice President and Portfolio Manager; Age 47 Senior Vice President of the Manager; an officer of other Oppenheimer funds; formerly Vice President and Portfolio Manager/Security Analyst for Oppenheimer Capital Corp., an investment adviser.

Andrew J. Donohue, Secretary; Age 45
Executive Vice President and General Counsel of the Manager and the Distributor; President and a Director of Centennial; an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, prior to which he was a partner in Kraft & McManimon (a law firm); an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Treasurer; Age 59
3410 South Galena Street Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

Robert G. Zack, Assistant Secretary; Age 47
Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

Robert Bishop, Assistant Treasurer; Age 37
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age 30
3410 South Galena Street, Denver, Colorado 80310
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

       - Remuneration of Trustees. The officers of the Fund are affiliated with the Manager; they and the Trustees of the Fund who are affiliated with the Manager (Ms. Macaskill and Messrs. Galli and Spiro; Ms. Macaskill is also an officer) receive no salary or fee from the Fund. The Trustees of the Fund (excluding Ms. Macaskill and Messrs. Galli and Spiro) received the total amounts shown below (i) from the Fund, during its fiscal year ended December 31, 1995, and (ii) from all 17 of the New York-based Oppenheimer funds (including the Fund) listed in the first paragraph of this section (and from Oppenheimer Global Environment Fund, Oppenheimer Mortgage Income Fund and Oppenheimer Time Fund, which ceased operations following the acquisition of their assets by certain other Oppenheimer funds), for services in the positions shown:

                                                     Retirement             Total Compensation
                                     Aggregate       Benefits Accrued       From All
                                     Compensation    as Part of             New York-based
Name and Position                     From Fund      Fund Expenses          Oppenheimer funds1
Leon Levy, Chairman and Trustee       $6,975         $18,441                $141,000.00
Benjamin Lipstein,                    $4,264         $11,274                $ 86,200.00
 Study Committee
 Member and Trustee
Elizabeth B. Moynihan,                $4,264         $11,274                $ 86,200.00
 Study Committee
 Member2 and Trustee
Kenneth A. Randall,                   $3,879         $10,254                $ 78,400.00
 Audit Committee Member
 and Trustee
Edward V. Regan,                      $3,404         $ 8,998                $ 68,800.00
 Audit Committee
 Member2 and Trustee
Russell S. Reynolds, Jr., Trustee     $2,577         $ 6,814                $ 52,100.00
Sidney M. Robbins, Study              $6,042         $15,968                $122,100.00
 Committee Chairman, Audit
 Committee Vice-Chairman
 and Trustee
Pauline Trigere, Trustee              $2,577         $ 6,814                $ 52,100.00
Clayton K. Yeutter, Trustee           $2,577         $ 6,814                $ 52,100.00

______________________
1For the 1995 calendar year.
2Committee position held during a portion of the period shown.

       The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of these benefits cannot be determined as of this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.

       -- Major Shareholders. As of March 6, 1996, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares.

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by MassMutual. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund and two of whom (Messrs. Galli and Spiro) also serve as Trustees of the Fund.

       The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

       -- The Investment Advisory Agreement. A management fee is payable monthly to the Manager under the terms of the investment advisory agreement between the Manager and the Fund, and is computed on the aggregate net assets of the Fund as of the close of business each day.
The investment advisory agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide corporate effective administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

       Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the Distribution Agreement are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. For the Fund's fiscal years ended December 31, 1993, 1994 and 1995, the management fees paid by the Fund to the Manager were $2,130,917, $1,869,498 and $1,943,505, respectively.

       The advisory agreement contains no expense limitation. However, independently of the advisory agreement, the Manager has voluntarily undertaken that the total expenses of the Fund in any fiscal year (including the management fee but excluding taxes, interest, brokerage commissions, distribution assistance payments and extraordinary expenses such as litigation costs) shall not exceed (and the Manager undertakes to reduce the Fund's management fee in the amount by which such expenses shall exceed) the most stringent applicable state regulatory limitation on fund expenses. Currently, the most stringent state expense limitation is imposed by California, and limits the Fund's expenses (with specified exclusions) to 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average annual net assets, and 1.5% of average annual net assets in excess of $100 million. The payment of the management fee at the end of any month will be reduced or eliminated such that there will not be any accrued but unpaid liability under this expense limitation. The Manager reserves the right to terminate or amend the undertaking at any time. Any assumption of the Fund's expenses under this undertaking would lower the Fund's overall expense ratio and increase its total return during any period in which expenses are limited.

       The advisory agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with its other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

       -- The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, excluding payments under Distribution and Service Plans but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders, are borne by the Distributor. During the Fund's fiscal years ended December 31, 1993, 1994, and 1995, the aggregate amount of sales charges on sales of the Fund's Class A shares was $413,077, $446,064 and $348,120 in those respective years, of which the Distributor and an affiliated broker-dealer retained in the aggregate $165,368, $160,107 and $138,846, respectively. During the Fund's fiscal year ended December 31, 1995, no contingent deferred sales charges were collected on the Fund's Class B shares. During the fiscal years ended December 31, 1994 and 1995, contingent deferred sales charges collected on the Fund's Class C shares totaled $2,135 and $3,807, all of which the Distributor retained. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans" below.

       -- The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in it's best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding, but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

       Under the advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the
Manager and the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders upon recommendations from the Manager's portfolio managers. In certain instances portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers.

       Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market, and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transactions in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

       Most purchases of money market instruments and debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless it is determined that a better price or execution can be obtained by using a broker. Purchases of these securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of such orders at the most favorable net price.

       The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed-price offerings to obtain research in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research when the broker has represented to the Manager that:
(i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

       The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "Independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" (as defined in the Investment Company Act), and who have no direct or indirect financial interest in the operation of the advisory agreement or the Distribution and Service Plans described below), annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services. The Board of Trustees has permitted the Manager to use concessions on fixed price offerings to obtain research, in the same manner as is permitted for agency transactions.

     During the Fund's fiscal years ended December 31, 1993, 1994 and 1995, total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) amounted to $2,914,950, $227,996 and $304,986, respectively. During the fiscal year ended December 31, 1995, $122,116 was paid to brokers as commissions in return for research services (including special research, statistical information and execution); the aggregate dollar amount of those transactions was $41,860,524.

Performance of the Fund

Total Return Information. As described in the Prospectus, from time to time the "average annual total return", "cumulative total return," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.



       The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each class of shares of the Fund for the 1, 5 and 10-year periods (or the life of the class, if less) as of the most recently ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; total return and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Total return for any given past period are not a prediction or representation by the Fund of future rates of return. The total returns of Class A, Class B and Class
C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to a particular class.

-- Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                      ERV    1/n
                      ---          -1 = Average Annual Total Return
                       P

-- Cumulative Total Returns. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                     ERV - P
                     -------   = Total Return
                        P

       In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, the payment of the applicable contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year, and none thereafter) is applied to the investment result for the period shown (unless the total return is shown at net asset value, as described below). For Class C shares, the payment of the 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "average annual total returns" on an investment in Class A shares of the Fund for the one- and five-year periods ended December 31, 1995, and for the period from April 24, 1987 (commencement of operations) to December 31, 1995, were 15.73%, 10.31% and 8.77%, respectively. The "cumulative total return" on Class A shares for the latter period from April 24, 1987, to December 31, 1995 was 107.62%. For the periods from December 1, 1993, and the 1-year period ended December 31, 1995, the average total returns on an investment in Class C shares of the Fund were 9.68% and 20.69%, respectively. The "cumulative total return" on Class B shares for the period from August 29, 1995 through December 31, 1995 was -0.47%. The "cumulative total return" on Class C shares for the period from December 1, 1993 to December 31, 1995 was 21.24%.

       -- Total Returns at Net Asset Value. From time to time the Fund may also quote an "average annual total return at net asset value" or a "cumulative total return at net asset value" for Class A, Class B or Class
C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The "cumulative total returns at net asset value" of the Fund's Class A shares for the period from April 24, 1987 (commencement of operations) to December 31, 1995 was 120.29%.
For Class B shares, the "cumulative total return at net asset value" for the period from August 29, 1995 through December 31, 1995 was 4.44%. For Class C shares, the "cumulative total return at net asset value" for the period from December 1, 1993 through December 31, 1994 was 21.24%.

       Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares. However, when comparing total return of an investment in shares of the Fund with that of other alternatives, investors should understand that as the Fund is an aggressive equity fund seeking capital appreciation, its shares are subject to greater market risks than shares of funds having other investment objectives and that the Fund is designed for investors who are willing to accept greater risk of loss in the hopes of realizing greater gains.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives.
The performance of the Fund's classes is ranked against (i) all other funds, excluding money market funds, and (ii) flexible portfolio funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gains distributions and income dividends but do not take sales charges or taxes into consideration.

       From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, tax-exempt and other), based on risk-adjusted investment return. Investment return measures a fund's (or class's) three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill monthly returns after considering sales charges and expenses. Risk measures fund performance below 90-day U.S. Treasury bill monthly returns. Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Class A, Class B and Class C shares of the Fund in relation to other rated "hybrid" funds, including all other asset allocation funds. The current ranking is a weighted average of the 3 and 5 year rankings, if available. Rankings are subject to change.

       From time to time, the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals, such as The New York Times, which may include performance quotations from other sources, including Lipper.

       The total return on an investment in the Fund's Class A, Class B or Class C shares may be compared with performance for the same period of one or the other of the following indices: (i) the S&P 500 Index, an unmanaged index of common stocks widely used as a measure of general U.S. stock market performance; and (ii) the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities, widely regarded as a measure of the performance of the domestic debt securities market. Other indices may be used from time to time. The foregoing indices do not reflect reinvestment of capital gains or take transaction charges or taxes into consideration, as these items are not applicable to indices. The performance of the Fund's Class A, Class B and Class C shares may also be compared in publications to (i) the performance of various market indices or other investments for which reliable performance data is available, and (ii) to average performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

       Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares. However, when comparing total return of an investment in Class A, Class B and Class C shares of the Fund, a number of factors should be considered before using such information as a basis for comparison with other investments. For example, investors may also wish to compare the Fund's Class A, Class
B or Class C return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed nor insured by the FDIC, and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

       From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plans

       The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company
Act) of the shares of each class. For the Distribution and Service Plans for Class B shares and for Class C shares, that vote was cast by the Manager as the sole initial holder of Class B shares and of Class C shares of the Fund.

       In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits derived from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform, at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

       Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Independent Trustees.

       While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which the payments were made and the identity of each Recipient that received any such payment. The report for the Class B and Class C Plan shall also include the distribution costs for that quarter, and such costs for previous fiscal years that are carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of such Independent Trustees.

       Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no requirement for a minimum amount of assets.



       For the fiscal year ended December 31, 1995, payments under the Class A Plan totaled $450,363, all of which was paid by the Distributor to Recipients, including $62,955 paid to MML Investor Services, Inc., an affiliate of the Distributor. Any unreimbursed expenses incurred with respect to Class A shares for any fiscal quarter by the Distributor may not be recovered in subsequent fiscal quarters. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charges or other financial costs, or allocation of overhead by the Distributor.

       The Class B and Class C Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of the shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor. Payments made under the Class B Plan during the period from August 29, 1995 through December 31, 1995, totaled $1,749, of which $1,745 was retained by the Distributor. Payments made under the Class C Plan during the fiscal year ended December 31, 1995, totaled $118,298, of which $70,168 was retained by the Distributor, including $5,430 paid to an affiliate of the Distributor.

       Although the Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees on such shares, or to pay Recipients the service fee on a quarterly basis without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B and Class C Plans by the Board. Initially, the Board has set no minimum holding period.
All payments under the Class B Plan and the Class C Plan are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

       The Class C Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods, as described above and in the Prospectus. The asset-based sales charge paid to the Distributor by the Fund under the Class C Plan is intended to allow the Distributor to recoup the cost of sales commissions paid to authorized brokers and dealers at the time of sale, plus financing costs, as described in the Prospectus. Such payments may also be used to pay for the following expenses in connection with the distribution of Class C shares: (i) financing the advance of the service fee payment to Recipients under the Class C Plan, (ii) compensation and expenses of personnel employed by the Distributor to support distribution of Class C shares, and (iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees.

       The Class B and Class C Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, or may provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders), state "blue sky" registration fees and certain other distribution expenses.

ABOUT YOUR ACCOUNT

How to Buy Shares

    Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits the individual investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will not accept any order for $500,000 or more of Class B shares or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

       The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on such Class B and Class
C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class
C shares are subject.

       The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total net assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution and/or Service Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

       The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class
B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

    Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., but may close earlier on some other days (for example, in case of weather emergencies or days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day; it may also close on other days. Trading may occur in debt securities and in foreign securities primarily listed on foreign exchanges or in foreign
over-the-counter markets at times when the NYSE is closed.   Because the
Fund's price and net asset value will not be calculated at such times, the net asset values per share of Class A, Class B and Class C shares of the Fund may be significantly affected at times when shareholders do not have the ability to purchase or redeem shares.

       The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a U.S. securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sales prices of the preceding trading day, or closing bid and asked prices); (ii) securities actively traded on a foreign securities exchange are valued at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded; (iii) unlisted foreign securities or listed foreign securities not actively traded are valued as in (i) above, if available, or at the mean between "bid" and "asked" prices obtained from active market makers in the security on the basis of reasonable inquiry; (iv) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (v) debt instruments having a maturity of more than one year when issued, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (vi) money market-type debt securities having a maturity of less than one year when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; (vii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures; and
(viii) securities traded on foreign exchanges are valued at the closing or last sales prices reported on a principal exchange, or, if none, at the mean between closing bid and asked prices and reflect prevailing rates of exchange taken from the closing price on the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

       In the case of U.S. Government Securities, mortgage-backed securities, foreign securities and corporate bonds, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Fund's Board of Trustees has authorized the Manager to employ a pricing service to price U.S. Government Securities, mortgage-backed securities, foreign government securities and corporate bonds. The Trustees will monitor the accuracy of such pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.

       Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the Exchange. Events affecting the values of foreign securities traded in such markets that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees or the Manager, under procedures established by the Board of Trustees, determines that the particular event would materially affect the Fund's net asset value, in which case an adjustment would be made. Foreign currency will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

       Puts, calls and Futures held by the Fund are valued at the last sales price on the principal exchange on which they are traded, or on NASDAQ, as applicable or, if there were no sales that day, in accordance with (i), above. Forward currency contracts are valued at the closing price on the London foreign exchange market. When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for such purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M. but may close earlier on certain days. If the Federal Funds are received on a business day after the close of the Exchange, dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings.

       -- The Oppenheimer funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Oppenheimer Tax-Free Bond Fund
Oppenheimer New York Tax-Exempt Fund
Oppenheimer California Tax-Exempt Fund
Oppenheimer Intermediate Tax-Exempt Fund
Oppenheimer Insured Tax-Exempt Fund
Oppenheimer Main Street California Tax-Exempt Fund
Oppenheimer Florida Tax-Exempt Fund
Oppenheimer Pennsylvania Tax-Exempt Fund
Oppenheimer New Jersey Tax-Exempt Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund
Oppenheimer Enterprise Fund
Oppenheimer International Growth Fund


Rochester Fund Municipals*
Oppenheimer Bond Fund For Growth
Rochester Portfolio Series -
    Limited-Term New York Municipal Fund
Oppenheimer Bond Fund
Oppenheimer International Bond Fund
Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Growth & Income Value Fund
Oppenheimer International Growth Fund
Oppenheimer LifeSpan Balanced Fund
Oppenheimer LifeSpan Income Fund
Oppenheimer LifeSpan Growth Fund
Oppenheimer Quest Officers Value Fund
Oppenheimer Disciplined Value Fund
Oppenheimer Disciplined Allocation Fund

and, the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

_______________________
* Shares of the Fund are not presently exchangeable for shares of these funds.

       There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

       -- Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares of the Fund (and Class A and Class
B shares of other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

       In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

       For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

       If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

       In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

       --  Terms of Escrow That Apply to Letters of Intent.

       1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

       2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

       3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

       4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

       5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class
A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares acquired subject to a contingent deferred sales charge, and (c) Class A or Class B shares acquired in exchange for shares for either (i) Class A shares of one of the Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge, or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

       6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "Exchange Privilege," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How to Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

       There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

       Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

    Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchase subject to an initial sales charge or Class A contingent deferred sales charge or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfer of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How to Sell Shares" in the Prospectus or on the back cover of the Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants, other than self-employed persons maintaining a plan account in their own name, in OppenheimerFunds-sponsored prototype pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension plans or 401(k) profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customer prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption documents as described in the Prospectus.

    Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How
To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of the payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the Class B or the Class C contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B and Class C Sales Charges").

       By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

       -- Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

       -- Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under such plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional shares of Class A shares while maintaining automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

       The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

       For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

       Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date.
Checks or ACH payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

       The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

       The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund.
The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

       To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the Class A shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

       If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

       -- Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

       -- Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

How to Exchange Shares
       As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P. and Daily Cash Accumulation Fund Inc., which only offer Class A shares and Oppenheimer Main Street California Tax Exempt Fund which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401 (k) plans). A current list showing which funds offer which class can be obtained by calling the Distributor at 1-800-525-7048. Prior to May 1, 1996, Oppenheimer Disciplined Allocation Fund, Oppenheimer Disciplined Value Fund, Oppenheimer LifeSpan Balanced Fund, Oppenheimer LifeSpan Income Fund and Oppenheimer LifeSpan Growth Fund offer only Class A and Class B shares and are not available for exchange to or from other Oppenheimer funds.



       Class A shares of Oppenheimer funds may be exchanged for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for this privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege.

       Shares of the Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

       The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

       When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How to Buy Shares" in the Prospectus for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

       When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

       Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange request from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the
Fund).

       The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve
Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order. Shares redeemed through the regular redemption procedures will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be paid with respect to shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If a shareholder redeems all shares in an account, all dividends accrued on shares of the same class held in that account will be paid together with the redemption proceeds.

       Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term capital gains from the sale of securities, or dividends from foreign corporations, its dividends will not qualify for the deduction. It is expected that for the most part the Fund's dividends will not qualify, because of the nature of the investments held by the Fund in its portfolio.

       If prior distributions must be re-characterized at the end of the fiscal year as a result of the effect of the Fund's investment policies, shareholders may have a non-taxable return of capital, which will be identified in notices to shareholders. There is no fixed dividend rate (although the Fund may have a targeted dividend rate for Class A shares) and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

       If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Hedging Instruments and Covered Calls," above). If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

       Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board and the Manager might determine in a particular year that it might be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

       The Internal Revenue Code requires that a holder (such as the Fund) of a zero coupon security accrue as income each year a portion of the discount at which the security was purchased even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year or be subject to excise taxes, as described above. Accordingly, when the Fund holds zero coupon securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received during that year. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have had in the absence of such transactions.

    Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About The Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that its banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

                     Independent Auditors' Report

==========================================================
======================

                     The Board of Trustees and Shareholders of Oppenheimer Asset Allocation Fund:

                     We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Asset Allocation Fund as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period t hen ended and the financial highlights for each of the years in the eight-year period then ended and the period from April 24, 1987 (commencement of operations) to December 31, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibiity is to express an opinion on these financial statements and financial highlights based on our audits.
                               We conducted our audits in accordance with
                     generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining , on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed ot her auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                               In our opinion, the financial statements and
                     financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Asset Allocation Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets fo r each of the years in the two-year period then ended, and the financial highlights for each of the years in the eight-year period then ended and the period from April 24, 1987 (commencement of operations) to December 31, 1987, in conformity with generally accepted accounting principles.


                     KPMG Peat Marwick LLP

                     Denver, Colorado
                     January 22, 1996

                     Statement of Investments   December 31, 1995


                                                                                                  Face                Market Value
                                                                                                  Amount(1)           See Note 1
==========================================================
==========================================================
==============
Mortgage-Backed Obligations--0.6%
----------------------------------------------------------------------------------------------------------------------------------
Government Agency--0.4%
----------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--0.2%
                     Federal National Mortgage Assn.:
                     11.50%, 7/1/11                                                               $     219,623        $   247,103
                     11.75%, 1/1/16                                                                     279,716            318,002
                                                                                                                       -----------
                                                                                                                           565,105
----------------------------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed--0.2%
                     Government National Mortgage Assn., 9%, 11/15/08--5/15/09                          575,128            615,730
----------------------------------------------------------------------------------------------------------------------------------
Private--0.2%
----------------------------------------------------------------------------------------------------------------------------------
Multi-Family--0.2%   Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,
                     Series 1994-C2, Cl. E, 8%, 4/25/25                                                 394,662            372,463
                                                                                                                       -----------
                     Total Mortgage-Backed Obligations (Cost $1,410,596)                                                 1,553,298

==========================================================
==========================================================
==============
U.S. Government Obligations--14.2%
----------------------------------------------------------------------------------------------------------------------------------
Treasury--14.2%      U.S. Treasury Nts.:
                     7.875%, 6/30/96                                                                  8,500,000          8,611,562
                     8.25%, 7/15/98                                                                  16,000,000         17,130,000
                     8.875%, 11/15/98                                                                   950,000          1,040,250
                     9.25%, 1/15/96                                                                     825,000            827,320
                     9.25%, 8/15/98                                                                   9,450,000         10,362,510
                                                                                                                       -----------
                     Total U.S. Government Obligations (Cost $36,136,078)                                               37,971,642

==========================================================
==========================================================
==============
Foreign Government Obligations--11.1%
----------------------------------------------------------------------------------------------------------------------------------
                     Argentina (Republic of):
                     Bonds, Bonos de Consolidacion de Deudas, Series I, 5.836%, 4/1/01(2)(3)          1,481,550          1,163,275
                     Par Bonds, 5%, 3/31/23(4)                                                        2,500,000          1,426,562
                     Past Due Interest Bonds, Series L, 6.812%, 3/31/05(2)                            3,000,000          2,145,000
                     -------------------------------------------------------------------------------------------------------------
                     Bonos de la Tesoreria de la Federacion, Zero Coupon:
                     48.252%, 10/3/96(5) MXP                                                          4,384,900            420,019
                     51.195%, 9/12/96(5) MXP                                                          4,667,740            455,943
                     -------------------------------------------------------------------------------------------------------------
                     Canada (Government of) Bonds:
                     9.75%, 12/1/01 CAD                                                               6,000,000          5,056,425
                     9.75%, 6/1/01 CAD                                                                2,000,000          1,673,861
                     -------------------------------------------------------------------------------------------------------------
                     Denmark (Kingdom of) Bonds, 8%, 3/15/06 DKK                                     21,900,000          4,167,156
                     -------------------------------------------------------------------------------------------------------------
                     Eskom Loan Participation Agreements, Series 168, 11%, 6/1/08 ZAR                 6,430,000          1,437,352
                     -------------------------------------------------------------------------------------------------------------
                     Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali,
                     8.50%, 8/1/99 ITL                                                            1,800,000,000          1,076,892
                     -------------------------------------------------------------------------------------------------------------
                     Poland (Republic of) Treasury Bills, Zero Coupon:
                     24.131%, 11/13/96(5) PLZ                                                         2,300,000            766,728
                     24.426%, 7/3/96(5) PLZ                                                           2,140,000            771,300
                     -------------------------------------------------------------------------------------------------------------
                     Queensland Treasury Corp. Gtd. Exch. Nts., 10.50%, 5/15/03 AUD                   5,000,000          4,192,008
                     -------------------------------------------------------------------------------------------------------------
                     Treasury Corp. of Victoria Gtd. Bonds, 8.25%, 10/15/03 AUD                       3,000,000          2,228,812
                     -------------------------------------------------------------------------------------------------------------
                     United Kingdom Treasury Nts., 13%, 7/14/00 GBP                                   1,050,000          2,017,409
                     -------------------------------------------------------------------------------------------------------------
                     Venezuela (Republic of) Front-Loaded Interest Reduction Bonds,
                     Series A, 6.812%, 3/31/07(2)                                                     1,500,000            836,250
                                                                                                                       -----------
                     Total Foreign Government Obligations (Cost $28,390,840)                                            29,834,992

                     6  Oppenheimer Asset Allocation Fund

                                                                                                    Face              Market Value
                                                                                                    Amount(1)         See Note 1
==========================================================
==========================================================
==============
Non-Convertible Corporate Bonds and Notes--12.4%
----------------------------------------------------------------------------------------------------------------------------------
Basic Materials--1.5%
----------------------------------------------------------------------------------------------------------------------------------
Chemicals--0.2%      Quantum Chemical Corp., 10.375% First Mtg. Nts., 6/1/03                        $  500,000         $
568,969
----------------------------------------------------------------------------------------------------------------------------------
Metals--0.5%         Horsehead Industries, Inc., 14% Sub. Nts., 6/1/99                                 400,000             418,668
                     -------------------------------------------------------------------------------------------------------------
                     Inland Steel Industries, Inc., 12.75% Nts., 12/15/02                              400,000             452,000
                     -------------------------------------------------------------------------------------------------------------
                     Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03                    500,000             551,250
                                                                                                                       -----------
                                                                                                                         1,421,918
----------------------------------------------------------------------------------------------------------------------------------
Paper--0.8%          Gaylord Container Corp., 0%/12.75% Sr. Sub. Disc. Debs., 5/15/05(6)               600,000
591,000
                     -------------------------------------------------------------------------------------------------------------
                     Repap Wisconsin, Inc., 9.875% Second Priority Sr. Nts., 5/1/06                  1,000,000             955,000
                     -------------------------------------------------------------------------------------------------------------
                     Riverwood International Corp., 10.75% Sr. Nts., 6/15/00                           500,000             534,375
                                                                                                                       -----------
                                                                                                                         2,080,375
----------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--5.7%
----------------------------------------------------------------------------------------------------------------------------------
Autos & Housing--0.3%Hovnanian K. Enterprises, Inc., 11.25% Gtd. Sub. Nts., 4/15/02                    725,000
685,125
----------------------------------------------------------------------------------------------------------------------------------
Leisure &            Gillett Holdings, Inc., 12.25% Sr. Sub. Nts., Series A, 6/30/02                   297,564             314,302
Entertainment--0.1%
----------------------------------------------------------------------------------------------------------------------------------
Media--4.8%          Adelphia Communications Corp., 12.50% Sr. Nts., 5/15/02                         1,000,000             980,000
                     -------------------------------------------------------------------------------------------------------------
                     Bell Cablemedia PLC, 0%/11.875% Sr. Disc. Nts., 9/15/05(6)(7)                     800,000             508,000
                     -------------------------------------------------------------------------------------------------------------
                     Cablevision Industries Corp., 9.25% Sr. Debs., Series B, 4/1/08                 1,000,000           1,085,000
                     -------------------------------------------------------------------------------------------------------------
                     Cablevision Systems Corp., 10.75% Sr. Sub. Debs., 4/1/04                          500,000             531,250
                     -------------------------------------------------------------------------------------------------------------
                     Continental Cablevision, Inc., 9.50% Sr. Debs., 8/1/13                          1,000,000           1,065,000
                     -------------------------------------------------------------------------------------------------------------
                     Diamond Cable Communications PLC, 0%/13.25% Sr. Disc. Nts., 9/30/04(6)            500,000
353,750
                     -------------------------------------------------------------------------------------------------------------
                     News America Holdings, Inc., 8.50% Sr. Nts., 2/15/05                            1,000,000           1,128,758
                     -------------------------------------------------------------------------------------------------------------
                     Panamsat LP/Panamsat Capital Corp., 0%/11.375% Sr. Sub.
                     Disc. Nts., 8/1/03(6)                                                           1,250,000           1,031,250
                     -------------------------------------------------------------------------------------------------------------
                     People's Choice TV Corp., 0%/13.125% Sr. Disc. Nts., 6/1/04(6)                    500,000             288,750
                     -------------------------------------------------------------------------------------------------------------
                     Rogers Cablesystems Ltd., 10% Sr. Sec. Second Priority Debs., 12/1/07           1,000,000           1,067,500
                     -------------------------------------------------------------------------------------------------------------
                     SCI Television, Inc., 11% Sr. Nts., Series 1, 6/30/05                             500,000             527,500
                     -------------------------------------------------------------------------------------------------------------
                     TeleWest PLC, 9.625% Sr. Debs., 10/1/06                                         1,000,000           1,021,250
                     -------------------------------------------------------------------------------------------------------------
                     Time Warner, Inc., 7.95% Nts., 2/1/00                                           1,000,000           1,057,336
                     -------------------------------------------------------------------------------------------------------------
                     TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                   1,100,000           1,294,457
                     -------------------------------------------------------------------------------------------------------------
                     United International Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.,
                     12.819%, 11/15/99(5)                                                            1,000,000             625,000
                     -------------------------------------------------------------------------------------------------------------
                     Videotron Holdings PLC, 0%/11% Sr. Disc. Nts., 8/15/05(6)                         500,000             312,500
                                                                                                                       -----------
                                                                                                                        12,877,301
----------------------------------------------------------------------------------------------------------------------------------
Retail: General--0.3%
                     Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/1/02                        900,000             886,500
----------------------------------------------------------------------------------------------------------------------------------
Retail: Specialty--0.2%
                     Cole National Group, Inc., 11.25% Sr. Nts., 10/1/01                               500,000             503,750
----------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--1.2%
----------------------------------------------------------------------------------------------------------------------------------
Food--0.8%           Di Giorgio Corp., 12% Sr. Nts., 2/15/03                                           750,000             573,750
                     -------------------------------------------------------------------------------------------------------------
                     Grand Union Co., 12% Sr. Nts., 9/1/04                                           1,137,000             989,190
                     -------------------------------------------------------------------------------------------------------------
                     Ralph's Grocery Co., 11% Sr. Sub. Nts., 6/15/05                                   500,000             490,000
                                                                                                                       -----------
                                                                                                                         2,052,940

                     7  Oppenheimer Asset Allocation Fund


                                                                                                    Face              Market Value
                                                                                                    Amount(1)         See Note 1
==========================================================
==========================================================
==============
Healthcare/Supplies  Multicare Cos., Inc. (The), 12.50% Sr. Sub. Nts., 7/1/02                       $  345,000         $   398,475
& Services--0.1%
----------------------------------------------------------------------------------------------------------------------------------
Household Goods--0.3%
                     Coleman Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.,
                     Series B, 12.09%, 5/27/98(5)                                                    1,000,000             800,000
----------------------------------------------------------------------------------------------------------------------------------
Energy--0.9%
----------------------------------------------------------------------------------------------------------------------------------
Energy Services &    Maxus Energy Corp., 11.50% Debs., 11/15/15                                      1,000,000           1,037,500
Producers--0.7%      -------------------------------------------------------------------------------------------------------------
                     OPI International, Inc., 12.875% Gtd. Sr. Nts., 7/15/02                           750,000             853,125
                                                                                                                       -----------
                                                                                                                         1,890,625

----------------------------------------------------------------------------------------------------------------------------------
Oil-Integrated--0.2% Global Marine, Inc., 12.75% Sr. Sec. Nts., 12/15/99                               400,000             443,000
----------------------------------------------------------------------------------------------------------------------------------
Financial--1.0%
----------------------------------------------------------------------------------------------------------------------------------
Diversified          GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                                     750,000             706,875
Financial--0.6%      -------------------------------------------------------------------------------------------------------------
                     GPA Holland BV, 9.75% Medium-Term Nts., Series B, 6/10/96(7)                    1,000,000           1,000,000
                                                                                                                       -----------
                                                                                                                         1,706,875

----------------------------------------------------------------------------------------------------------------------------------
Insurance--0.4%      Conseco, Inc., 8.125% Sr. Nts., 2/15/03                                         1,000,000             987,965
----------------------------------------------------------------------------------------------------------------------------------
Industrial--1.0%
----------------------------------------------------------------------------------------------------------------------------------
Industrial           Owens-Illinois, Inc.:
Materials--0.5%      10% Sr. Sub. Nts., 8/1/02                                                         500,000             525,625
                     11% Sr. Debs., 12/1/03                                                            650,000             736,937
                                                                                                                       -----------
                                                                                                                         1,262,562

----------------------------------------------------------------------------------------------------------------------------------
Industrial Services--0.3%
                     EnviroSource, Inc., 9.75% Sr. Nts., 6/15/03                                     1,000,000             890,000
----------------------------------------------------------------------------------------------------------------------------------
Manufacturing--0.2%
                     MacAndrews & Forbes Group, Inc., 12.25% Sub. Nts., 7/1/96                         500,000             505,000
----------------------------------------------------------------------------------------------------------------------------------
Technology--0.8%
----------------------------------------------------------------------------------------------------------------------------------
Aerospace/           Communications & Power Industries, Inc., 12% Sr. Sub. Nts., 8/1/05                500,000             516,250
Defense--0.4%        -------------------------------------------------------------------------------------------------------------
                     Unisys Corp., 13.50% Credit Sensitive Nts., 7/1/97(2)                             400,000             382,000
                                                                                                                       -----------
                                                                                                                           898,250

----------------------------------------------------------------------------------------------------------------------------------
Telecommunications-  Centennial Cellular Corp., 8.875% Sr. Nts., 11/1/01                               500,000             493,750
Technology--0.4%     PriCellular Wireless Corp., 0%/12.25% Sr. Sub. Disc. Nts., 10/1/03(6)             800,000
622,000
                                                                                                                       -----------
                                                                                                                         1,115,750

----------------------------------------------------------------------------------------------------------------------------------
Utilities--0.4%
----------------------------------------------------------------------------------------------------------------------------------
Electric             First PV Funding Corp., 10.15% Lease Obligation Bonds, Series 1986B, 1/15/16    1,000,000
1,031,370
Utilities--0.4%                                                                                                        -----------
                     Total Non-Convertible Corporate Bonds and Notes (Cost $32,720,862)                                 33,321,052

==========================================================
==========================================================
==============
Convertible Corporate Bonds and Notes--0.5%
----------------------------------------------------------------------------------------------------------------------------------
                     MEDIQ, Inc., 7.50% Exchangeable Sub. Debs., 7/15/03 (Cost $1,541,270)           1,650,000
1,309,687


                     8  Oppenheimer Asset Allocation Fund

                                                                                                                      Market Value
                                                                                                    Shares            See Note 1
==========================================================
==========================================================
==============
Common Stocks--55.4%
----------------------------------------------------------------------------------------------------------------------------------
Basic Materials--3.5%
----------------------------------------------------------------------------------------------------------------------------------
Chemicals--1.5%      ARCO Chemical Co.                                                                  16,300          $  792,587
                     -------------------------------------------------------------------------------------------------------------
                     Bayer AG, Sponsored ADR                                                            90,000           2,380,041
                     -------------------------------------------------------------------------------------------------------------
                     IMC Global, Inc.(8)                                                                19,200             784,800
                                                                                                                        ----------
                                                                                                                         3,957,428
----------------------------------------------------------------------------------------------------------------------------------
Gold--0.1%           Santa Fe Pacific Gold Corp.                                                        14,600             177,025
----------------------------------------------------------------------------------------------------------------------------------
Metals--0.7%         Brush Wellman, Inc.                                                                93,300           1,609,425
                     -------------------------------------------------------------------------------------------------------------
                     Inland Steel Industries, Inc.                                                      14,500             364,312
                                                                                                                        ----------
                                                                                                                         1,973,737
----------------------------------------------------------------------------------------------------------------------------------
Paper--1.2%          Aracruz Celulose SA, Sponsored ADR, Cl. B                                         110,000             852,500
                     -------------------------------------------------------------------------------------------------------------
                     Georgia-Pacific Corp.                                                               9,300             638,212
                     -------------------------------------------------------------------------------------------------------------
                     Louisiana-Pacific Corp.(8)                                                         29,300             710,525
                     -------------------------------------------------------------------------------------------------------------
                     MacMillan Bloedel Ltd.                                                             20,900             253,412
                     -------------------------------------------------------------------------------------------------------------
                     Stone Container Corp.                                                              46,300             665,562
                                                                                                                        ----------
                                                                                                                         3,120,211
----------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--8.2%
----------------------------------------------------------------------------------------------------------------------------------
Autos & Housing--0.8%
                     Fiat SpA                                                                          320,000           1,040,848
                     -------------------------------------------------------------------------------------------------------------
                     General Motors Corp.(8)                                                            20,000           1,057,500
                                                                                                                        ----------
                                                                                                                         2,098,348
----------------------------------------------------------------------------------------------------------------------------------
Leisure &            AMR Corp.(8)(9)                                                                    14,600           1,084,050
Entertainment--3.6%  -------------------------------------------------------------------------------------------------------------
                     Carnival Corp., Cl. A                                                              26,400             643,500
                     -------------------------------------------------------------------------------------------------------------
                     Cracker Barrel Old Country Store, Inc.                                             61,300           1,057,425
                     -------------------------------------------------------------------------------------------------------------
                     Eastman Kodak Co.                                                                  21,900           1,467,300
                     -------------------------------------------------------------------------------------------------------------
                     International Game Technology                                                      69,600             756,900
                     -------------------------------------------------------------------------------------------------------------
                     King World Productions, Inc.(9)                                                    40,000           1,555,000
                     -------------------------------------------------------------------------------------------------------------
                     Mattel, Inc.(8)                                                                    42,750           1,314,562
                     -------------------------------------------------------------------------------------------------------------
                     Shimano, Inc.                                                                      40,000             705,757
                     -------------------------------------------------------------------------------------------------------------
                     US West Media Group(9)                                                             54,000           1,026,000
                                                                                                                        ----------
                                                                                                                         9,610,494
----------------------------------------------------------------------------------------------------------------------------------
Media--1.8%          Comcast Corp., Cl. A Special                                                       95,000           1,727,812
                     -------------------------------------------------------------------------------------------------------------
                     Dow Jones & Co., Inc.                                                              18,500             737,687
                     -------------------------------------------------------------------------------------------------------------
                     Grupo Televisa SA, Sponsored ADR(7)                                                15,500             348,750
                     -------------------------------------------------------------------------------------------------------------
                     South China Morning Post Holdings Ltd.                                          1,200,000             733,322
                     -------------------------------------------------------------------------------------------------------------
                     Time Warner, Inc.                                                                  34,000           1,287,750
                                                                                                                        ----------
                                                                                                                         4,835,321
----------------------------------------------------------------------------------------------------------------------------------
Retail: General--1.4%
                     Authentic Fitness Corp.                                                            69,600           1,444,200
                     -------------------------------------------------------------------------------------------------------------
                     Cone Mills Corp.(9)                                                               117,500           1,321,875
                     -------------------------------------------------------------------------------------------------------------
                     Price/Costco, Inc.(9)                                                              65,900           1,004,975
                     -------------------------------------------------------------------------------------------------------------
                     Wal-Mart Stores, Inc.                                                               1,400              31,325
                                                                                                                        ----------
                                                                                                                         3,802,375

                     9  Oppenheimer Asset Allocation Fund

                                                                                                                      Market Value
                                                                                                    Shares            See Note 1
----------------------------------------------------------------------------------------------------------------------------------
Retail: Specialty--0.6%
                     Best Buy Co., Inc.(9)                                                              26,000         $   422,500
                     -------------------------------------------------------------------------------------------------------------
                     Toys 'R' Us, Inc.(9)                                                               45,100             980,925
                     -------------------------------------------------------------------------------------------------------------
                     Venture Stores, Inc.                                                               93,200             314,550
                                                                                                                       -----------
                                                                                                                         1,717,975
----------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--11.0%
----------------------------------------------------------------------------------------------------------------------------------
Beverages--1.1%      Guinness PLC                                                                      160,000           1,177,492
                     -------------------------------------------------------------------------------------------------------------
                     Whitman Corp.                                                                      75,100           1,746,075
                                                                                                                       -----------
                                                                                                                         2,923,567
----------------------------------------------------------------------------------------------------------------------------------
Food--1.3%           Chiquita Brands International, Inc.                                                51,140             703,175
                     -------------------------------------------------------------------------------------------------------------
                     Groupe Danone                                                                       3,700             611,323
                     -------------------------------------------------------------------------------------------------------------
                     Nestle SA, Sponsored ADR                                                           20,000           1,108,938
                     -------------------------------------------------------------------------------------------------------------
                     Sara Lee Corp.(8)                                                                  34,000           1,083,750
                                                                                                                       -----------
                                                                                                                         3,507,186
----------------------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--4.2%
                     Abbott Laboratories                                                                18,000             751,500
                     -------------------------------------------------------------------------------------------------------------
                     American Home Products Corp.                                                        9,000             873,000
                     -------------------------------------------------------------------------------------------------------------
                     Astra AB Free, Series A                                                            37,250           1,489,504
                     -------------------------------------------------------------------------------------------------------------
                     Bristol-Myers Squibb Co.                                                           30,000           2,576,250
                     -------------------------------------------------------------------------------------------------------------
                     Ciba-Geigy AG                                                                       2,525           2,227,326
                     -------------------------------------------------------------------------------------------------------------
                     Genzyme Corp.(8)(9)                                                                24,400           1,521,950
                     -------------------------------------------------------------------------------------------------------------
                     Johnson & Johnson                                                                  13,500           1,155,937
                     -------------------------------------------------------------------------------------------------------------
                     NBTY, Inc.(9)                                                                     137,500             653,125
                                                                                                                       -----------
                                                                                                                        11,248,592
----------------------------------------------------------------------------------------------------------------------------------
Healthcare/Supplies  Manor Care, Inc.(8)                                                                32,000           1,120,000
& Services--3.3%     -------------------------------------------------------------------------------------------------------------
                     Medtronic, Inc.(8)                                                                 24,800           1,385,700
                     -------------------------------------------------------------------------------------------------------------
                     Nellcor Puritan Bennett, Inc.(8)(9)                                                 8,000             464,000
                     -------------------------------------------------------------------------------------------------------------
                     Pyxis Corp.(9)                                                                     33,300             487,012
                     -------------------------------------------------------------------------------------------------------------
                     U.S. Healthcare, Inc.(8)                                                           75,000           3,487,500
                     -------------------------------------------------------------------------------------------------------------
                     Value Health, Inc.(9)                                                              31,200             858,000
                     -------------------------------------------------------------------------------------------------------------
                     Wellpoint Health Networks, Inc., Cl. A(9)                                          35,000           1,124,375
                                                                                                                       -----------
                                                                                                                         8,926,587
----------------------------------------------------------------------------------------------------------------------------------
Household Goods--0.4%
                     Procter & Gamble Co.                                                               12,000             996,000
----------------------------------------------------------------------------------------------------------------------------------
Tobacco--0.7%        Philip Morris Cos., Inc.(8)                                                        21,600           1,954,800
----------------------------------------------------------------------------------------------------------------------------------
Energy--3.7%
----------------------------------------------------------------------------------------------------------------------------------
Energy Services &    Coflexip SA, Sponsored ADR                                                         41,900             790,863
Producers--1.0%      -------------------------------------------------------------------------------------------------------------
                     Kerr-McGee Corp.                                                                   10,000             635,000
                     -------------------------------------------------------------------------------------------------------------
                     Landmark Graphics Corp.(9)                                                         53,900           1,253,175
                                                                                                                       -----------
                                                                                                                         2,679,038

                     10  Oppenheimer Asset Allocation Fund

                                                                                                                      Market Value
                                                                                                    Shares            See Note 1
----------------------------------------------------------------------------------------------------------------------------------
Oil-Integrated--2.7% Ashland Coal, Inc.                                                               33,900           $   724,613
                     -------------------------------------------------------------------------------------------------------------
                     Ashland, Inc.                                                                    20,000               702,500
                     -------------------------------------------------------------------------------------------------------------
                     Atlantic Richfield Co.                                                           12,500             1,384,375
                     -------------------------------------------------------------------------------------------------------------
                     Royal Dutch Petroleum Co.                                                         7,000               987,875
                     -------------------------------------------------------------------------------------------------------------
                     Saga Petroleum AS, Cl. B                                                         70,000               875,297
                     -------------------------------------------------------------------------------------------------------------
                     Total SA, Sponsored ADR                                                          22,000               748,000
                     -------------------------------------------------------------------------------------------------------------
                     Unocal Corp.                                                                     62,000             1,805,750
                                                                                                                       -----------
                                                                                                                         7,228,410
----------------------------------------------------------------------------------------------------------------------------------
Financial--7.2%
----------------------------------------------------------------------------------------------------------------------------------
Banks--4.5%          Banco Frances del Rio de la Plata SA                                            120,750             1,068,844
                     -------------------------------------------------------------------------------------------------------------
                     Chemical Banking Corp.                                                           86,200             5,064,250
                     -------------------------------------------------------------------------------------------------------------
                     Deutsche Bank, Sponsored ADR                                                     22,500             1,068,502
                     -------------------------------------------------------------------------------------------------------------
                     NationsBank Corp.                                                                68,700             4,783,238
                                                                                                                       -----------
                                                                                                                        11,984,834
----------------------------------------------------------------------------------------------------------------------------------
Diversified          American Express Co.                                                             29,400             1,216,425
Financial--1.2%      -------------------------------------------------------------------------------------------------------------
                     H & R Block, Inc.                                                                28,900             1,170,450
                     -------------------------------------------------------------------------------------------------------------
                     IRSA Inversiones y Representaciones, SA                                         214,506               540,659
                     -------------------------------------------------------------------------------------------------------------
                     Merrill Lynch & Co., Inc.(8)                                                      8,000               408,000
                                                                                                                       -----------
                                                                                                                         3,335,534
----------------------------------------------------------------------------------------------------------------------------------
Insurance--1.5%      Aetna Life & Casualty Co.(8)                                                      9,000               623,250
                     -------------------------------------------------------------------------------------------------------------
                     American International Group, Inc.(8)                                            14,100             1,304,250
                     -------------------------------------------------------------------------------------------------------------
                     American Re Corp.(8)                                                             52,000             2,125,500
                                                                                                                       -----------
                                                                                                                         4,053,000
----------------------------------------------------------------------------------------------------------------------------------
Industrial--6.2%
----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment--0.6%
                     General Electric Co.                                                             23,800             1,713,600
----------------------------------------------------------------------------------------------------------------------------------
Industrial           Corning, Inc.                                                                    30,300               969,600
Materials--1.4%      -------------------------------------------------------------------------------------------------------------
                     Owens-Corning Fiberglass Corp.(8)(9)                                             60,000             2,692,500
                                                                                                                       -----------
                                                                                                                         3,662,100
----------------------------------------------------------------------------------------------------------------------------------
Industrial Services--0.1%
                     Huarte SA                                                                        88,350               399,088
----------------------------------------------------------------------------------------------------------------------------------
Manufacturing--2.3%  Jardine Matheson Holdings Ltd.                                                   70,936               485,912
                     -------------------------------------------------------------------------------------------------------------
                     Mannesmann AG                                                                     7,412             2,364,027
                     -------------------------------------------------------------------------------------------------------------
                     Pacific Dunlop Ltd.                                                             333,000               780,279
                     -------------------------------------------------------------------------------------------------------------
                     Tenneco, Inc.                                                                    38,200             1,895,675
                     -------------------------------------------------------------------------------------------------------------
                     Westinghouse Air Brake Co.                                                       47,300               502,563
                                                                                                                       -----------
                                                                                                                         6,028,456
----------------------------------------------------------------------------------------------------------------------------------
Transportation--1.8% Burlington Northern Santa Fe Corp.                                               25,000             1,950,000
                     -------------------------------------------------------------------------------------------------------------
                     Consolidated Freightways, Inc.(8)                                                44,200             1,171,300
                     -------------------------------------------------------------------------------------------------------------
                     Stolt-Nielsen SA                                                                 56,900             1,642,988
                                                                                                                       -----------
                                                                                                                         4,764,288

                     11 Oppenheimer Asset Allocation Fund


                                                                                                                      Market Value
                                                                                                    Shares            See Note 1
----------------------------------------------------------------------------------------------------------------------------------
Technology--13.3%
----------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.4%
                     McDonnell Douglas Corp.(8)                                                       11,400           $ 1,048,800
----------------------------------------------------------------------------------------------------------------------------------
Computer             Bay Networks, Inc.(8)(9)                                                         23,580               969,728
Hardware--2.6%       -------------------------------------------------------------------------------------------------------------
                     Cabletron Systems, Inc.(9)                                                       12,000               972,000
                     -------------------------------------------------------------------------------------------------------------
                     EMC Corp.(9)                                                                     39,600               608,850
                     -------------------------------------------------------------------------------------------------------------
                     International Business Machines Corp.                                            10,900             1,000,075
                     -------------------------------------------------------------------------------------------------------------
                     Norand Corp.(9)                                                                  41,700               489,975
                     -------------------------------------------------------------------------------------------------------------
                     Sun Microsystems, Inc.(8)(9)                                                     33,400             1,523,875
                     -------------------------------------------------------------------------------------------------------------
                     Xerox Corp.(8)                                                                   11,100             1,520,700
                                                                                                                       -----------
                                                                                                                         7,085,203
----------------------------------------------------------------------------------------------------------------------------------
Computer             BMC Software, Inc.(8)(9)                                                         11,000               470,250
Software--4.9%       -------------------------------------------------------------------------------------------------------------
                     Computer Associates International, Inc.                                          40,200             2,286,375
                     -------------------------------------------------------------------------------------------------------------
                     Electronic Arts, Inc.(8)(9)                                                      42,300             1,105,088
                     -------------------------------------------------------------------------------------------------------------
                     Marcam Corp.(9)                                                                  74,300             1,133,075
                     -------------------------------------------------------------------------------------------------------------
                     Microsoft Corp.(8)(9)                                                             8,000               702,000
                     -------------------------------------------------------------------------------------------------------------
                     Nintendo Co. Ltd.                                                                35,000             2,663,553
                     -------------------------------------------------------------------------------------------------------------
                     Novell, Inc.(9)                                                                  81,300             1,158,525
                     -------------------------------------------------------------------------------------------------------------
                     Structural Dynamics Research Corp.(8)(9)                                         48,000             1,410,000
                     -------------------------------------------------------------------------------------------------------------
                     Symantec Corp.(8)(9)                                                             91,602             2,129,747
                                                                                                                       -----------
                                                                                                                        13,058,613
----------------------------------------------------------------------------------------------------------------------------------
Electronics--3.3%    Advanced Micro Devices, Inc.(8)(9)                                               27,226               449,229
                     -------------------------------------------------------------------------------------------------------------
                     General Motors Corp., Cl. H                                                      23,100             1,134,788
                     -------------------------------------------------------------------------------------------------------------
                     Hewlett-Packard Co.(8)                                                           16,600             1,390,250
                     -------------------------------------------------------------------------------------------------------------
                     Integrated Silicon Solution, Inc.(9)                                             21,000               351,422
                     -------------------------------------------------------------------------------------------------------------
                     Intel Corp.(8)                                                                   60,000             3,405,000
                     -------------------------------------------------------------------------------------------------------------
                     Kyocera Corp.                                                                     9,000               669,209
                     -------------------------------------------------------------------------------------------------------------
                     Philips Electronics NV                                                           24,000               868,378
                     -------------------------------------------------------------------------------------------------------------
                     VLSI Technology, Inc.(8)(9)                                                      31,900               578,188
                                                                                                                       -----------
                                                                                                                         8,846,464
----------------------------------------------------------------------------------------------------------------------------------
Telecommunications   Airtouch Communications, Inc.(9)                                                 36,500             1,031,125
Technology--2.1%     -------------------------------------------------------------------------------------------------------------
                     AT&T Corp.                                                                       10,700               692,825
                     -------------------------------------------------------------------------------------------------------------
                     ECI Telecommunications Ltd.(8)                                                   62,000             1,414,375
                     -------------------------------------------------------------------------------------------------------------
                     MCI Communications Corp.(8)                                                      94,800             2,476,650
                                                                                                                       -----------
                                                                                                                         5,614,975
----------------------------------------------------------------------------------------------------------------------------------
Utilities--2.3%
----------------------------------------------------------------------------------------------------------------------------------
Electric             Korea Electric Power Co.                                                         25,000               992,620
Utilities--0.8%      -------------------------------------------------------------------------------------------------------------
                     Verbund Oest Electriz                                                            19,000             1,143,366
                                                                                                                       -----------
                                                                                                                         2,135,986

                     12 Oppenheimer Asset Allocation Fund


                                                                                                                      Market Value
                                                                                                    Shares            See Note 1
----------------------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.4%  Hong Kong & China Gas                                                             743,040        $  1,196,447
----------------------------------------------------------------------------------------------------------------------------------
Telephone            BCE, Inc.                                                                          34,000           1,173,000
Utilities--1.1%      -------------------------------------------------------------------------------------------------------------
                     US West Communications Group                                                       45,900           1,640,925
                                                                                                                      ------------
                                                                                                                         2,813,925
                                                                                                                      ------------
                     Total Common Stocks (Cost $108,046,548)                                                           148,498,407
==========================================================
==========================================================
==============
Preferred Stocks--1.3%
----------------------------------------------------------------------------------------------------------------------------------
                     Alumax, Inc., $4.00 Cv., Series A                                                   6,333             816,957
                     -------------------------------------------------------------------------------------------------------------
                     Cyprus Amax Minerals Co., $4.00 Cv., Series A                                      17,666           1,046,711
                     -------------------------------------------------------------------------------------------------------------
                     Delta Air Lines, Inc., $3.50 Cv. Depositary Shares, Series C                       29,000           1,721,875
                                                                                                                      ------------
                     Total Preferred Stocks (Cost $2,703,347)                                                            3,585,543

                                                                                                    Units
==========================================================
==========================================================
==============
Rights, Warrants and
Certificates--0.0%
----------------------------------------------------------------------------------------------------------------------------------
                     People's Choice TV Corp. Wts., Exp. 6/00 (Cost $0)                                    500               5,000

                                                                                                    Face
                                                                                                    Amount(1)
==========================================================
==========================================================
==============
Repurchase Agreement--4.2%
----------------------------------------------------------------------------------------------------------------------------------
                     Repurchase agreement with First Chicago Capital Markets, 5.90%, dated 12/29/95, to be repurchased at $11,207,342 on 1/2/96, collateralized by U.S. Treasury Nts., 5.125%--8.75%, 12/31/96--11/5/04, with a value of
                     $6,079,441, U.S. Treasury Bonds, 6.25%--11.25%, 8/15/03--8/15/23,
                     with a value of $3,684,288, and U.S. Treasury Bills maturing 11/14/96,
                     with a value of $1,670,771 (Cost $11,200,000)                                 $11,200,000          11,200,000
----------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $222,149,541)                                                           99.7%        267,279,621
----------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                            0.3             744,192
                                                                                                   -----------        ------------
Net Assets                                                                                               100.0%       $268,023,813
                                                                                                   ===========
============

                     1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
                     AUD--Australian Dollar         ITL--Italian Lira
                     CAD--Canadian Dollar           MXP--Mexican Peso
                     DKK--Danish Krone              PLZ--Polish Zloty
                     GBP--British Pound Sterling    ZAR--Zaire Makuta
                     2. Represents the current interest rate for a variable rate security.
                     3. Interest or dividend is paid in kind.
                     4. Represents the current interest rate for an increasing rate security.
                     5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
                     6. Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.
                     7. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,856,750 or 0.69% of the Fund's net assets, at December 31, 1995.

                     13  Oppenheimer Asset Allocation Fund

-------------------------------------------------------------------------------
8. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:




                                                                                                                        Market
                                               Face/Shares           Expiration      Exercise        Premium            Value
                                               Subject to Call       Date            Price           Received           See Note 1
----------------------------------------------------------------------------------------------------------------------------------
AMR Corp.                                        2,800                1/96            $ 80           $ 13,300           $    1,225
Advanced Micro Devices, Inc.                     5,400                1/96              45             11,313                  337
Aetna Life & Casualty Co.                        4,400                4/96              75             11,143                5,500
American International Group, Inc.               2,000                2/96              80             15,439               38,625
American Re Corp.                               10,400                7/96              45             19,187               18,200
BMC Software, Inc.                              11,000                2/96              50             38,169               15,125
Bay Networks, Inc.                               7,000                6/96              50             47,913               33,250
Consolidated Freightways, Inc.                  10,400                6/96              30             18,595               28,600
ECI Telecommunications Ltd.                     13,400                2/96              23             28,072               30,150
Electronic Arts, Inc.                           12,200                3/96              35             89,609                9,150
General Motors Corp.                             4,000                6/96              55             10,380               10,500
Genzyme Corp.                                    3,700                1/96              65             19,313                6,012
Hewlett-Packard Co.                              3,000                5/96             105             18,659                6,375
IMC Global, Inc.                                 9,600                1/96              33             10,177               79,200
IMC Global, Inc.                                 9,600                4/96              38             20,855               48,000
Intel Corp.                                     12,000                4/96              75             20,639                9,750
Louisiana-Pacific Corp.                          7,500                2/96              25             18,056                8,906
Louisiana-Pacific Corp.                          7,500                2/96              30              5,475                3,281
MCI Communications Corp.                        22,000                4/96              30             26,839               11,000
Manor Care, Inc.                                 8,000                1/96              35              8,840                7,500
Mattel, Inc.                                     8,000                7/96              35             10,888               10,000
McDonnell Douglas Corp                         . 2,200                5/96             100              9,834                8,525
Medtronic, Inc.                                  7,500                2/96              60             29,774                6,562
Medtronic, Inc.                                  6,000                5/96              65             15,791                9,750
Merrill Lynch & Co., Inc.                        8,000                1/96              55             29,759                3,000
Microsoft Corp.                                  3,300                1/96             105             32,900                  206
Microsoft Corp.                                  3,300                1/96             115             17,225                  206
Nellcor Puritan Bennett, Inc.                    8,000                4/96              60             15,759               27,000
Owens-Corning Fiberglass Corp.                  12,000                3/96              45             20,639               27,750
Philip Morris Cos., Inc.                         4,200                3/96              95             10,636                8,400
Sara Lee Corp.                                   6,800                7/96              35              9,145                5,950
Structural Dynamics Research Corp.               2,400                2/96              25              7,128               10,800
Structural Dynamics Research Corp.               7,200                5/96              30             15,083               24,300
Sun Microsystems, Inc.                          10,800                1/96              25             27,199              230,850
Sun Microsystems, Inc.                          10,000                4/96              35             31,099              130,000
Sun Microsystems, Inc.                          10,000                7/96              48             80,472               87,500
Symantec Corp.                                  11,000                1/96              30             32,669                  687
Symantec Corp.                                  11,000                1/96              35             20,294                2,062
U.S. Healthcare, Inc.                           15,000                4/96              48             48,298               43,125
VLSI  Technology, Inc.                           5,800                4/96              25             14,326                6,887
Xerox Corp.                                      2,200                7/96             150             18,084               11,829
                                                                                                     --------           ----------
                                                                                                     $948,975           $1,026,075
                                                                                                     ========           ==========

9. Non-income producing security.
See accompanying Notes to Financial Statements.

14  Oppenheimer Asset Allocation Fund

                     Statement of Assets and Liabilities December 31, 1995

==========================================================
==========================================================
==============
Assets               Investments, at value (cost $222,149,541)--see accompanying statement                            $267,279,621
                     -------------------------------------------------------------------------------------------------------------
                     Cash                                                                                                  140,946
                     -------------------------------------------------------------------------------------------------------------
                     Receivables:
                     Interest and dividends                                                                              2,909,233
                     Investments sold                                                                                      635,407
                     Shares of beneficial interest sold                                                                    154,888
                     -------------------------------------------------------------------------------------------------------------
                     Other                                                                                                  29,080
                                                                                                                      ------------
                     Total assets                                                                                      271,149,175

==========================================================
==========================================================
==============
Liabilities          Options written, at value (premiums received $948,975)--
                     see accompanying statement--Note 4                                                                  1,026,075
                     -------------------------------------------------------------------------------------------------------------
                     Payables and other liabilities:
                     Dividends                                                                                             762,430
                     Investments purchased                                                                                 561,044
                     Shares of beneficial interest redeemed                                                                414,277
                     Distribution and service plan fees                                                                    123,143
                     Deferred trustees' fees                                                                               122,797
                     Shareholder reports                                                                                    70,917
                     Transfer and shareholder servicing agent fees                                                          12,282
                     Other                                                                                                  32,397
                                                                                                                      ------------
                     Total liabilities                                                                                   3,125,362

==========================================================
==========================================================
==============
Net Assets                                                                                                            $268,023,813
                                                                                                                      ============

==========================================================
==========================================================
==============
Composition of       Paid-in capital                                                                                  $222,854,847
Net Assets           -------------------------------------------------------------------------------------------------------------
                     Overdistributed net investment income                                                                (621,120)
                     -------------------------------------------------------------------------------------------------------------
                     Accumulated net realized gain on investment and foreign currency transactions                         736,164
                     -------------------------------------------------------------------------------------------------------------
                     Net unrealized appreciation on investments and foreign currency--Note 3                            45,053,922
                                                                                                                      ------------
                     Net assets                                                                                       $268,023,813
                                                                                                                      ============

==========================================================
==========================================================
==============
Net Asset Value      Class A Shares:
Per Share            Net asset value and redemption price per share (based on net assets of $251,353,155 and
                     19,233,516 shares of beneficial interest outstanding)                                                  $13.07
                     Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)        $13.87

                     -------------------------------------------------------------------------------------------------------------
                     Class B Shares:
                     Net asset value, redemption price and offering price per share (based on net assets
                     of $1,265,493 and 97,156 shares of beneficial interest outstanding)                                    $13.03

                     -------------------------------------------------------------------------------------------------------------
                     Class C Shares:
                     Net asset value, redemption price and offering price per share (based on net assets
                     of $15,405,165 and 1,184,070 shares of beneficial interest outstanding)                                $13.01



                     See accompanying Notes to Financial Statements.

                     15  Oppenheimer Asset Allocation Fund

                    Statement of Operations For the Year Ended December 31, 1995

==========================================================
==========================================================
==============
Investment Income    Interest (net of foreign withholding taxes of $760)                                               $10,714,677
                     -------------------------------------------------------------------------------------------------------------
                     Dividends (net of foreign withholding taxes of $77,428)                                             2,671,485
                                                                                                                       -----------
                     Total income                                                                                       13,386,162

==========================================================
==========================================================
==============
Expenses             Management fees--Note 5                                                                             1,943,505
                     -------------------------------------------------------------------------------------------------------------
                     Distribution and service plan fees--Note 5:
                     Class A                                                                                               450,363
                     Class B                                                                                                 1,749
                     Class C                                                                                               118,298
                     -------------------------------------------------------------------------------------------------------------
                     Transfer and shareholder servicing agent fees--Note 5                                                 295,734
                     -------------------------------------------------------------------------------------------------------------
                     Shareholder reports                                                                                   107,532
                     -------------------------------------------------------------------------------------------------------------
                     Custodian fees and expenses                                                                            62,946
                     -------------------------------------------------------------------------------------------------------------
                     Insurance expenses                                                                                     43,150
                     -------------------------------------------------------------------------------------------------------------
                     Trustees' fees and expenses                                                                            42,699
                     -------------------------------------------------------------------------------------------------------------
                     Legal and auditing fees                                                                                22,613
                     -------------------------------------------------------------------------------------------------------------
                     Registration and filing fees:
                     Class A                                                                                                   797
                     Class B                                                                                                   433
                     Class C                                                                                                 1,517
                     -------------------------------------------------------------------------------------------------------------
                     Other                                                                                                  25,682
                                                                                                                       -----------
                     Total expenses                                                                                      3,117,018

==========================================================
==========================================================
==============
Net Investment Income                                                                                                   10,269,144

==========================================================
==========================================================
==============
Realized             Net realized gain (loss) on:
and Unrealized       Investments                                                                                        11,689,559
Gain (Loss)          Closing and expiration of options written                                                             354,160
                     Foreign currency transactions                                                                        (291,420)
                                                                                                                       -----------
                     Net realized gain                                                                                  11,752,299

                     -------------------------------------------------------------------------------------------------------------
                     Net change in unrealized appreciation or depreciation on:
                     Investments and options written                                                                    30,258,335
                     Translation of assets and liabilities denominated in foreign currencies                             1,089,647
                                                                                                                       -----------
                     Net change                                                                                         31,347,982
                                                                                                                       -----------
                     Net realized and unrealized gain                                                                   43,100,281

==========================================================
==========================================================
==============
Net Increase in Net Assets Resulting From Operations                                                                   $53,369,425
                                                                                                                       ===========

                     See accompanying Notes to Financial Statements.

                     16  Oppenheimer Asset Allocation Fund

                     Statements of Changes in Net Assets

                                                                                       Year Ended December 31,
                                                                                       1995                           1994
==========================================================
==========================================================
==============
Operations           Net investment income                                             $ 10,269,144                   $ 10,887,916
                     -------------------------------------------------------------------------------------------------------------
                     Net realized gain                                                   11,752,299                     16,983,602

==========================================================
==========================================================
==============
                     Net change in unrealized appreciation or depreciation               31,347,982                    (32,351,338)
                                                                                       ------------                   ------------
                     Net increase (decrease) in net assets resulting
                     from operations                                                     53,369,425                     (4,479,820)

==========================================================
==========================================================
==============
Dividends and        Dividends from net investment income:
Distributions to     Class A                                                             (9,264,819)                   (10,574,115)
Shareholders         Class B                                                                (14,574)                            --
                     Class C                                                               (386,395)                      (258,031)
                     -------------------------------------------------------------------------------------------------------------
                     Distributions from net realized gain:
                     Class A                                                            (10,313,461)                   (15,027,395)
                     Class B                                                                (52,208)                            --
                     Class C                                                               (630,243)                      (578,336)

==========================================================
==========================================================
==============
Beneficial Interest  Net increase (decrease) in net assets resulting from
Transactions         beneficial interest transactions--Note 2:
                     Class A                                                            (18,002,247)                  (10,144,316)
                     Class B                                                              1,310,712                             --
                     Class C                                                              5,054,751                      9,705,207

==========================================================
==========================================================
==============
Net Assets           Total increase (decrease)                                           21,070,941                    (31,356,806)
                     -------------------------------------------------------------------------------------------------------------
                     Beginning of period                                                246,952,872                    278,309,678
                                                                                       ------------                   ------------
                     End of period (including overdistributed net investment
                     income of $621,120 and $610,110 respectively)                     $268,023,813                   $246,952,872
                                                                                       ============
============

                     See accompanying Notes to Financial Statements.

                     17  Oppenheimer Asset Allocation Fund

                     Financial Highlights


                                                                      Class A
                                                                      ------------------------------------------------------------
                                                                      Year Ended December 31,
                                                                      1995               1994              1993            1992
==========================================================
==========================================================
==============
                     Per Share Operating Data:
                     Net asset value, beginning of period              $11.52             $13.05            $11.63          $11.22
                     -------------------------------------------------------------------------------------------------------------
                     Income (loss) from investment operations:
                     Net investment income                                .52                .54               .44             .39
                     Net realized and unrealized gain (loss)             2.08               (.75)             1.43             .44
                                                                       ------             ------            ------          ------
                     Total income (loss) from investment operations      2.60               (.21)             1.87             .83

                     -------------------------------------------------------------------------------------------------------------
                     Dividends and distributions to shareholders:
                     Dividends from net investment income                (.49)              (.53)             (.44)           (.42)
                     Distributions from net realized gain                (.56)              (.79)             (.01)             --
                                                                       ------             ------            ------          ------
                     Total dividends and distributions
                     to shareholders                                    (1.05)             (1.32)             (.45)           (.42)
                     -------------------------------------------------------------------------------------------------------------
                     Net asset value, end of period                    $13.07             $11.52            $13.05          $11.63


==========================================================
===================================================
                     Total Return, at Net Asset Value(5)                22.79%             (1.59)%           16.30%           7.54%


==========================================================
===================================================
                     Ratios/Supplemental Data:
                     Net assets, end of period (in thousands)        $251,353           $237,771          $277,914        $266,713
                     -------------------------------------------------------------------------------------------------------------
                     Average net assets (in thousands)               $249,660           $260,767          $272,303        $269,096
                     -------------------------------------------------------------------------------------------------------------
                     Ratios to average net assets:
                     Net investment income                               3.97%              4.10%             3.58%           3.41%
                     Expenses                                            1.15%              1.09%             1.14%           1.17%
                     -------------------------------------------------------------------------------------------------------------
                     Portfolio turnover rate(7)                          28.5%              31.5%             32.7%           60.3%
                     Average brokerage commission rate(8)               $0.04                 --                --              --


                     1. For the period from December 1, 1993 (inception of offering) to December 31, 1993.

                     2. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

                     3. For the period from April 24, 1987 (commencement of operations) to December 31, 1987.

                     4. Per share amounts calculated based on the weighted average number of shares outstanding during the year.

                     5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

                     18 Oppenheimer Asset Allocation Fund


                                                                       Class B           Class C
----------------------------------------------------------------       ------------      ------------------------------------------
                                                                       Period Ended
                                                                       December 31,      Year Ended December 31,
1991(4)            1990          1989        1988      1987(3)         1995(2)           1995            1994          1993(1)
==========================================================
==========================================================
===============
   $10.19        $10.67       $  9.78       $8.89         $10.00       $13.31            $11.49          $13.05        $12.86
-----------------------------------------------------------------------------------------------------------------------------------
      .40           .53           .49         .39            .27          .17               .40             .44          (.97)
     1.06          (.43)         1.17        1.09          (1.11)         .38              2.07            (.77)         1.29
---------        ------       -------      ------         ------       ------            ------          ------        ------
     1.46           .10          1.66        1.48           (.84)         .55              2.47            (.33)          .32

-----------------------------------------------------------------------------------------------------------------------------------

     (.43)         (.52)         (.48)       (.40)          (.26)        (.27)             (.39)           (.44)         (.12)
       --          (.06)         (.29)       (.19)          (.01)        (.56)             (.56)           (.79)         (.01)
---------        ------       -------      ------         ------       ------            ------          ------        ------
     (.43)         (.58)         (.77)       (.59)          (.27)        (.83)             (.95)          (1.23)         (.13)
---------        ------       -------      ------         ------       ------            ------          ------        ------
   $11.22        $10.19        $10.67       $9.78         $ 8.89       $13.03            $13.01          $11.49        $13.05
=========        ======       =======      ======         ======       ======
======          ======        ======
==========================================================
==========================================================
===============
    14.67%         0.93%        18.21%      15.88%         (8.60)%       4.44%            21.69%          (2.50)%        2.51%

==========================================================
==========================================================
===============
 $276,800       $83,292       $81,194     $51,602        $32,718       $1,265           $15,405          $9,182          $396
-----------------------------------------------------------------------------------------------------------------------------------
 $192,870       $82,490       $68,134     $40,662        $31,407       $  520           $11,827          $5,601          $194
-----------------------------------------------------------------------------------------------------------------------------------

     3.78%         5.14%         4.71%       4.30%          3.84%(6)     2.62%(6)          3.08%           3.30%         2.19%(6)
     1.27%         1.36%         1.47%       1.50%          1.60%(6)     2.27%(6)          1.99%           2.00%         2.50%(6)
-----------------------------------------------------------------------------------------------------------------------------------
    102.0%         71.3%         60.2%      185.5%          83.7%        28.5%             28.5%           31.5%         32.7%
       --            --            --          --             --        $0.04             $0.04              --            --


                     6. Annualized.

                     7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculati on. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1995 were $70,870,630 and $96,292,578, respectively.

                     8. Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

                     See accompanying Notes to Financial Statements.

                     19 Oppenheimer Asset Allocation Fund

                     Notes to Financial Statements

==========================================================
======================
1. Significant       Oppenheimer Asset Allocation Fund (the Fund) is registered
   Accounting        under the Investment Company Act of 1940, as amended, as a
   Policies          diversified, open-end management investment company. The
                     Fund's investment objective is to seek high total investment return (current income and capital appreciation the value of its shares). The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class
                     A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class.
                     Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

                     -----------------------------------------------------------
                     Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.

                     -----------------------------------------------------------
                     Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                     -----------------------------------------------------------
                     Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securiti es is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

                     -----------------------------------------------------------
                     Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attribu table to a specific class are charged against the operations of that class.

                     -----------------------------------------------------------
                     Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no f ederal income or excise tax provision is required. At December 31, 1995, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $1,336,000, which expires between 1996 and 1998.

                     20 Oppenheimer Asset Allocation Fund

==========================================================
======================
1. Significant       Trustees' Fees and Expenses. The Fund has adopted a
   Accounting        nonfunded retirement plan for the Fund's independent
   Policies          trustees. Benefits are based on years of service and fees
   (contined)        paid to each trustee during the years of service. During
                     the year ended December 31, 1995, a provision of $3,936 was made for the Fund's projected benefit obligations, and a payment of $2,026 was made to a retired trustee, resulting in an accumulated liability of $112,884 at December 31, 1995.

                     -----------------------------------------------------------
                     Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

                     -----------------------------------------------------------
                     Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income
                     (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.
                               During the year ended December 31, 1995, the Fund
                     changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1995, amounts have been reclassified to reflect an increase in paid-in capital of $445,208, an increase in overdistributed net investment income of $614,366, and an increase in accumulated net realized gain on investments of $169,158.

                     -----------------------------------------------------------
                     Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
                               The preparation of financial statements in
                     conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial stat ements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

==========================================================
======================
2. Shares of         The Fund has authorized an unlimited number of no par
   Beneficial        value shares of beneficial interest. Transactions
   Interest          in shares of beneficial interest were as follows:


                                                               Year Ended December 31, 1995(1)    Year Ended December 31, 1994
                                                               ---------------------------------  --------------------------------
                                                               Shares              Amount         Shares               Amount
                     -------------------------------------------------------------------------------------------------------------
                     Class A:
                     Sold                                      1,154,810        $ 14,750,208       1,464,805          $ 18,650,064
                     Dividends and distributions reinvested    1,346,436          17,504,698       1,895,898            22,211,167
                     Redeemed                                 (3,900,352)        (50,257,153)     (4,030,121)          (51,005,547)
                                                              ----------        ------------      ----------          ------------
                     Net decrease                             (1,399,106)       $(18,002,247)       (669,418)         $(10,144,316)
                                                              ==========        ============      ==========
        ============

                     -------------------------------------------------------------------------------------------------------------
                     Class B:
                     Sold                                         93,459        $  1,262,882              --          $         --
                     Dividends and distributions reinvested        4,293              55,836              --                    --
                     Redeemed                                       (596)             (8,006)             --                    --
                                                              ----------        ------------      ----------          ------------
                     Net increase                                 97,156        $  1,310,712              --          $         --
                                                              ==========        ============      ==========
        ============

                     -------------------------------------------------------------------------------------------------------------
                     Class C:
                     Sold                                        556,244        $  7,139,931         757,806          $  9,618,332
                     Dividends and distributions reinvested       74,748             969,689          62,679               725,448
                     Redeemed                                   (245,902)         (3,054,869)        (51,824)             (638,573)
                                                              ----------        ------------      ----------          ------------
                     Net increase                                385,090        $  5,054,751         768,661          $  9,705,207
                                                              ==========        ============      ==========
        ============

                     1. For the year ended December 31, 1995 for Class A and Class C shares and for the period from August 29, 1995 (inception of offering) to December 31, 1995 for Class B shares.

                     21  Oppenheimer Asset Allocation Fund

==========================================================
======================
3. Unrealized        At December 31, 1995, net unrealized appreciation on
   Gains and Losses  investments and options written of $45,053,922 was composed
   on Investments    of gross appreciation of $52,170,014, and gross
   And Options       depreciation of $7,116,092.
   Written

==========================================================
======================
4. Option Activity   The Fund may buy and sell put and call options, or write
                     covered put and call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
                               The Fund generally purchases put options or
                     writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
                               Options are valued daily based upon the last sale
                     price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
                               Securities designated to cover outstanding call
                     options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments.
                     Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.
                               The risk in writing a call option is that the
                     Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exerc ised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                     Written option activity for the year ended December 31, 1995 was as follows:

                                                                                   Call Options
                                                                                   ----------------------------------------------
                                                                                   Number                      Amount
                                                                                   of Options                  of Premiums
                     ------------------------------------------------------------------------------------------------------------
                     Options outstanding at December 31, 1994                      2,308                       $  640,077
                     ------------------------------------------------------------------------------------------------------------
                     Options written                                               7,629                        1,970,648
                     ------------------------------------------------------------------------------------------------------------
                     Options cancelled in closing purchase transactions           (1,632)                        (374,891)
                     ------------------------------------------------------------------------------------------------------------
                     Options expired                                              (2,624)                        (539,344)
                     ------------------------------------------------------------------------------------------------------------
                     Options exercised                                            (2,475)                        (747,515)
                                                                                   -----                       ----------
                     Options outstanding at December 31, 1995                      3,206                       $  948,975
                                                                                   =====                       ==========

                     22 Oppenheimer Asset Allocation Fund

==========================================================
======================
5. Management        Management fees paid to the Manager are in accordance with
   Fees and Other    the investment advisory agreement with the Fund which
   Transactions      provides for a fee of .75% on the first $200 million of
   With Affiliates   average annual net assets, .72% on the next $200 million
                     with a reduction of .03% on each $200 million thereafter, .60% on net assets in excess of $800 million. The Manager has agreed to reimburse the Fund if aggregate expenses
                     (with specified exceptions) exceed the most stringent state regulatory limit on Fund expenses.
                               For the year ended December 31, 1995, commissions
                     (sales charges paid by investors) on sales of Class A shares totaled $348,120, of which $134,846 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sal es charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $44,878 and $48,655, of which $311 and $3,536, respectively, was paid to an affiliated broker/dealer.
                     During the year ended December 31, 1995, OFDI received contingent deferred sales charges of $ 3,807 upon redemption of Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.
                               OppenheimerFunds Services (OFS), a division of
                     the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.
                               Under separate approved plans, each class may
                     expend up to .25% of its net assets annually to compensate
                     OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institution s. In addition, Class B and Class C shares are subject to an asset-based sales charge of .75% of net assets annually, to compensate OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B or Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B or Class C shares sold prior to termination or discontinuance of the plan. At December 31, 1995, OFDI had incurred unreimbursed expens es of $51,580 for Class B and $153,050 for Class C. During the year ended
                     December 31, 1995, OFDI paid $62,955 and $5,430,
                     respectively, to an affiliated broker/dealer as compensation for Class A and Class C personal service and maintenance expenses, and retained $1,745 and $70,168, respectively, a s compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs.

Appendix A

Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental
Food
Gas Transmission
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

_____________________
    * For purposes of the Fund's investment policy not to concentrate in securities of issuers in the same industry, utilities are divided into "industries" according to their services (e.g., gas utilities, gas transmission utilities, electric utilities and telephone utilities and each is considered a separate industry).

    Investment Adviser
   OppenheimerFunds, Inc.
   Two World Trade Center
   New York, New York 10048-0203

Distributor
   OppenheimerFunds Distributor, Inc.
   Two World Trade Center
   New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
   OppenheimerFunds Services
   P.O. Box 5270
   Denver, Colorado 80217
   1-800-525-7048

Custodian of Portfolio Securities
   The Bank of New York
   One Wall Street
   New York, New York 10015

Independent Auditors
   KPMG Peat Marwick LLP
   707 Seventeenth Street
   Denver, Colorado 80202

Legal Counsel
   Gordon Altman Butowsky Weitzen
         Shalov & Wein
   114 West 47th Street
   New York, New York 10036

                                      OPPENHEIMER ASSET ALLOCATION FUND

                                                  FORM N-1A

                                                   PART C

                                              OTHER INFORMATION


Item 24.   Financial Statements and Exhibits
           ---------------------------------
  (a)      Financial Statements

           (1)  Financial Highlights (See Parts A and B): Filed herewith.

           (2)  Independent Auditors' Report (See Part B): Filed herewith.

           (3)  Statement of Investments (See Part B): Filed herewith.

           (4) Statement of Assets and Liabilities (See Part B): Filed herewith.

           (5)  Statement of Operations (See Part B): Filed herewith.

           (6) Statements of Changes in Net Assets (See Part B): Filed herewith.

           (7) Notes to Financial Statements (See Part B): Filed herewith.


   (b)     Exhibits
           --------
           1. Amended and Restated Declaration of Trust dated as of August 17, 1995: Filed with Registrant's Post-Effective Amendment No. 24, 8/25/95, and incorporated herein by reference.

           2. By-Laws, amended as of 8/6/87: Filed with Registrant's 12/31/87 Annual Report Form N-SAR, refiled with
               Registrant's Post-Effective Amendment No. 20, 3/2/95, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

           3.  Inapplicable

           4.  (i)  Specimen Class A Share Certificate of Registrant:
                    Filed with Registrant's Post-Effective Amendment No. 17, 3/1/94, and incorporated herein by reference.


               (ii) Specimen Class B Share Certificate: Filed with
                    Registrant's Post-Effective Amendment No. 24, 8/25/95, and incorporated herein by reference.

              (iii) Specimen Class C Share Certificate of Registrant:
                    Filed with Registrant's Post-Effective Amendment No. 17, 3/1/94, and incorporated herein by reference.

           5. Investment Advisory Agreement dated 6/27/94: Filed with Registrant's Post-Effective Amendment No. 20, 3/2/95, and incorporated herein by reference.

          6. (i) General Distributor's Agreement dated 12/10/92: Filed with Registrant's Post-Effective Amendment No. 15, 4/19/93, refiled with Registrant's Post-Effective Amendment No. 20, 3/2/95, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

              (ii)  Form of Oppenheimer Funds Distributor, Inc. Dealer
                    Agreement: Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg.
                    No. 33-17850), 9/30/94, and incorporated herein by reference.

             (iii)  Form of Oppenheimer Funds Distributor, Inc. Broker
                    Agreement: Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

              (iv)  Form of Oppenheimer Funds Distributor, Inc. Agency
                    Agreement: Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

               (v) Broker Agreement between Oppenheimer Fund Management, Inc. and Newbridge Securities, Inc. dated 10/1/86:
                    Filed with Post-Effective Amendment No. 25 of Oppenheimer Growth Fund (Reg. No. 2-45272), 11/1/86, and refiled with Post-Effective Amendment No. 45 of Oppenheimer Growth Fund (Reg. No. 2-45272), 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

           7. Retirement Plan for Non-Interested Trustees or Directors (dated 6/7/90): Filed with Post-Effective Amendment No. 97 of Oppenheimer Fund (File No. 2-14586), 8/30/90, refiled with Post-Effective Amendment No. 45 of Oppenheimer Growth Fund (Reg. No. 2-45272), 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

           8.  Custody Agreement with The Bank of New York dated 11/12/92:
               Filed with Registrant's Post-Effective Amendment No. 15, 4/19/93, refiled with Registrant's Post-Effective Amendment No. 20, 3/2/95, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

           9.  Inapplicable.

          10. Opinion and Consent of Counsel dated 3/2/87: Filed with Registrant's Post-Effective Amendment No.7, 4/24/87, refiled with Registrant's Post-Effective Amendment No. 20, 3/2/95, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

          11.  Independent Auditors' Consent: Filed herewith.

          12.  Inapplicable.

          13.  Inapplicable.

          14. (i)  Form of Individual Retirement Account (IRA) Trust
                   Agreement: Filed with Post-Effective Amendment No. 21 of Oppenheimer U.S. Government Trust (Reg. No. 2-76645), 8/25/93, and incorporated herein by reference.

             (ii) Form of prototype Standardized and Non-Standardized Profit-Sharing Plan and Money Purchase Pension Plan for self-employed persons and corporations: Filed with Post Effective Amendment No. 7 of the Registration Statement of Oppenheimer Global Growth & Income Fund (Reg. No. 33-33799), 12/2/94, and 1/19/95, incorporated herein by reference.

            (iii) Form of Tax-Sheltered Retirement Plan and Custody Agreement for employees of public schools and tax-exempt organizations: Filed with Post-Effective Amendment No. 47 of Oppenheimer Growth Fund (File No. 2-45272), 10/21/94, and incorporated herein by reference.

             (iv) Form of Simplified Employee Pension IRA: Filed with Post-Effective Amendment No. 42 of Oppenheimer Equity Income Fund (Reg. No. 2-33043), 10/28/94 and
                   incorporated herein by reference.

              (v) Form of Prototype 401(k) Plan: Previously filed with Post-Effective Amendment No. 7 of the Registration Statement of Oppenheimer Strategic Income & Growth Fund (Reg. No. 33-47378), 9/28/95, and incorporated herein by reference.

         15. (i) Service Plan and Agreement dated 7/1/94 for Class A Shares pursuant to Rule 12b-1: Filed with Registrant's Post-Effective Amendment No. 20, 3/2/95, and incorporated herein by reference.

              (ii) Distribution and Service Plan and Agreement dated
                   8/29/95 for Class B Shares pursuant to Rule 12b-1:
                   Filed with Registrant's Post-Effective Amendment No. 23, 6/27/95, and incorporated herein by reference.

            (iii) Distribution and Service Plan and Agreement dated December 1, 1993 for Class C Shares pursuant to Rule 12b-1: Filed with Registrant's Post-Effective
                   Amendment No. 17, 3/1/94, and incorporated herein by reference.

         16.  Performance Data Calculation Schedule:  Filed herewith.

         17. (i) Financial Data Schedule for Class A Shares: Filed herewith.
              (ii) Financial Data Schedule for Class B Shares: Filed
                   herewith.
             (iii) Financial Data Schedule for Class C Shares: Filed
                   herewith.

         18. OppenheimerFunds Multiple Class Plan under Rule 18f-3 dated 10/24/95: Filed with Post-Effective Amendment No. 12 to the Registration Statement of Oppenheimer California Tax-Exempt Fund, Reg. No. 33-23566, 11/1/95, and incorporated herein by reference.

         -- Powers of Attorney and Certified Board Resolutions: Filed herewith (Bridget A. Macaskill) and previously filed (all other Trustees) with Registrant's Post-Effective Amendment No. 17, 2/28/94, and incorporated herein by reference.

Item 25.   Persons Controlled by or under Common Control with
           Registrant
           ---------------------------------------------------
           None

Item 26.   Number of Holders of Securities
           -------------------------------
                                           Number of Record Holders
Title of Class                             as of March 6, 1996
--------------                             ------------------------
Class A Shares of Beneficial Interest            17,550
Class B Shares of Beneficial Interest               169
Class C Shares of Beneficial Interest             1,215

Item 27.   Indemnification
           ---------------
     Reference is made to paragraphs (c) through (g) of Section 12 of Article SEVENTH of Registrant's Declaration of Trust filed as Exhibit 24(b)(1) to this Registration Statement.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 28.   Business and Other Connections of Investment Adviser
--------   ----------------------------------------------------

           (a) OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts A and B hereof and listed in Item 28(b) below.

           (b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.


Name & Current Position                                 Other Business and Connections with
OppenheimerFunds, Inc.                                  During the Past Two Years
---------------------------                             -------------------------------
Mark Anson,                                             Formerly Vice President of
Vice President                                          Equity Derivatives at Salomon
                                                        Brothers, Inc.

Lawrence Apolito,
Vice President                                          None.

Victor Babin,
Senior Vice President                                   None.

Robert J. Bishop,
Assistant Vice President                                Treasurer of the Oppenheimer Funds
                                                        (listed below); previously a Fund
                                                        Controller for OppenheimerFunds,
                                                        Inc. (the "Manager").

Bruce Bartlett,
Vice President                                          Vice President and Portfolio
                                                        Manager of Oppenheimer Total Return
                                                        Fund, Inc., Oppenheimer Main Street
                                                        Funds, Inc. and Oppenheimer
                                                        Variable Account Funds; formerly a
                                                        Vice President and Senior Portfolio
                                                        Manager at First of America
                                                        Investment Corp.


Susan Burton,                                           None.
Assistant Vice President

George Bowen,
Senior Vice President & Treasurer                       Treasurer of the New York-based
                                                        Oppenheimer Funds; Vice President,
                                                        Secretary and Treasurer of the
                                                        Denver-based Oppenheimer Funds.
                                                        Vice President and Treasurer of
                                                        OppenheimerFunds Distributor, Inc.
                                                        (the "Distributor") and HarbourView
                                                        Asset Management Corporation
                                                        ("HarbourView"), an investment
                                                        adviser subsidiary of the Manager;
                                                        Senior Vice President, Treasurer,
                                                        Assistant Secretary and a director
                                                        of Centennial Asset Management
                                                        Corporation ("Centennial"), an
                                                        investment adviser subsidiary of
                                                        the Manager; Vice President,
                                                        Treasurer and Secretary of
                                                        Shareholder Services, Inc. ("SSI")
                                                        and Shareholder Financial Services,
                                                        Inc. ("SFSI"), transfer agent
                                                        subsidiaries of the Manager;
                                                        President, Treasurer and Director
                                                        of Centennial Capital Corporation;
                                                        Vice President and Treasurer of
                                                        Main Street Advisers.

Michael A. Carbuto,
Vice President                                          Vice President and Portfolio
                                                        Manager of Centennial California
                                                        Tax Exempt Trust, Centennial New
                                                        York Tax Exempt Trust and
                                                        Centennial Tax Exempt Trust; Vice
                                                        President of Centennial.

Ruxandra Chivu,                                         None.
Assistant Vice President

Lynn Coluccy,
Vice President                                          Formerly Vice President / Director
                                                        of Internal Audit of the Manager.

O. Leonard Darling,
Executive Vice President                                Formerly Co-Director of Fixed
                                                        Income for State Street Research &
                                                        Management Co.

Robert A. Densen,
Senior Vice President                                   None.

Robert Doll, Jr.,
Executive Vice President                                Vice President and Portfolio
                                                        Manager of Oppenheimer Growth Fund,
                                                        Oppenheimer Variable Account Funds;
                                                        Senior Vice President and Portfolio
                                                        Manager of Oppenheimer Strategic
                                                        Income & Growth Fund; Vice
                                                        President of Oppenheimer              Quest
                                                        Value Fund, Inc., Oppenheimer Quest
                                                        Officers Value Fund, Oppenheimer
                                                        Quest For Value Funds and
                                                        Oppenheimer Quest Global Value
                                                        Fund, Inc.

John Doney,
Vice President                                          Vice President and Portfolio
                                                        Manager of Oppenheimer Equity
                                                        Income Fund.

Andrew J. Donohue,
Executive Vice President
& General Counsel                                       Secretary of the New York-based
                                                        Oppenheimer Funds; Vice President
                                                        of the Denver-based Oppenheimer
                                                        Funds; Executive Vice President,
                                                        Director and General Counsel of the
                                                        Distributor; President and a
                                                        Director of Cetennial; formerly
                                                        Senior Vice President and Associate
                                                        General Counsel of the Manager and
                                                        the Distributor.

George Evans,
Vice President                                          Vice President and Portfolio
                                                        Manager of       Oppenheimer Global
                                                        Emerging Growth Fund.

Scott Farrar,
Assistant Vice President                                Assistant Treasurer of the
                                                        Oppenheimer Funds; previously a
                                                        Fund Controller for the Manager.

Katherine P. Feld,
Vice President and Secretary                            Vice President and Secretary of
                                                        OppenheimerFunds Distributor, Inc.;
                                                        Secretary of HarbourView, Main
                                                        Street Advisers, Inc. and
                                                        Centennial; Secretary, Vice
                                                        President and Director of
                                                        Centennial Capital Corp.

Ronald H. Fielding,
Senior Vice President                                   Chairman of the Board and Director
                                                        of Rochester Fund Distributors,
                                                        Inc. ("RFD"); President and
                                                        Director of Fielding Management
                                                        Company, Inc. ("FMC"); President
                                                        and Director of Rochester Capital
                                                        Advisors, Inc. ("RCAI"); President
                                                        and Director of Rochester Fund
                                                        Services, Inc. ("RFS"); President
                                                        and Director of Rochester Tax
                                                        Managed Fund, Inc.; Vice President
                                                        and Portfolio Manager of Rochester
                                                        Fund Municipals and Rochester
                                                        Portfolio Series - Limited Term New
                                                        York Municipal Fund.

Jon S. Fossel,
Chairman of the Board and Director                      Director of OAC, the Manager's
                                                        parent holding company; President,
                                                        CEO and a director of HarbourView;
                                                        a director of SSI and SFSI;
                                                        President, Director, Trustee, and
                                                        Managing General Partner of the
                                                        Denver-based Oppenheimer Funds;
                                                        President and Chairman of the Board
                                                        of Main Street Advisers, Inc.;
                                                        formerly Chief Executive Officer of
                                                        the Manager.

John Fortuna,                                           None.
Assistant Vice President

Robert G. Galli,
Vice Chairman                                           Trustee of the New York-based
                                                        Oppenheimer Funds; Vice President
                                                        and Counsel of OAC; formerly he
                                                        held the following positions: a
                                                        director of the Distributor, Vice
                                                        President and a director of
                                                        HarbourView and Centennial, a
                                                        director of SFSI and SSI, an
                                                        officer of other Oppenheimer Funds
                                                        and Executive Vice  President &
                                                        General Counsel of the Manager and
                                                        the Distributor.

Linda Gardner,
Assistant Vice President                                None.

Ginger Gonzalez,
Vice President                                          Formerly 1st Vice President /
                                                        Director of Creative Services for
                                                        Shearson Lehman Brothers.

Mildred Gottlieb,
Assistant Vice President                                Formerly served as a Strategy
                                                        Consultant for the Private Client
                                                        Division of Merrill Lynch.

Caryn Halbrecht,
Vice President                                          Vice President and Portfolio
                                                        Manager of Oppenheimer Insured Tax-
                                                        Exempt Fund and Oppenheimer
                                                        Intermediate Tax Exempt Fund; an
                                                        officer of other Oppenheimer Funds;
                                                        formerly Vice President of Fixed
                                                        Income Portfolio Management at
                                                        Bankers Trust.

Barbara Hennigar,
President and Chief Executive
Officer of OppenheimerFunds
Services, a division of the Manager                     President and Director of SFSI.

Dorothy Hirshman,                                       None.
Assistant Vice President

Alan Hoden,
Vice President                                          None.

Merryl Hoffman,
Vice President                                          None.


Scott T. Huebl,
Assistant Vice President                                None.

Jane Ingalls,
Assistant Vice President                                Formerly a Senior Associate with
                                                        Robinson, Lake/Sawyer Miller.

Bennett Inkeles,
Assistant Vice President                                Formerly employed by Doremus &
                                                        Company, an advertising agency.

Ronald Jamison,                                         Formerly Vice President and
Vice President                                          Associate General Counsel at
                                                        Prudential Securities, Inc.

Frank Jennings,
Vice President                                          Portfolio Manager of Oppenheimer
                                                        Global Growth & Income Fund.
                                                        Formerly a Managing Director of
                                                        Global Equities at Paine Webber's
                                                        Mitchell Hutchins division.

Stephen Jobe,
Vice President                                          None.

Heidi Kagan,
Assistant Vice President                                None.

Avram Kornberg,
Vice President                                          Formerly a Vice President with
                                                        Bankers Trust.

Paul LaRocco,
Assistant Vice President                                Portfolio Manager of Oppenheimer
                                                        Variable Account Funds; Associate
                                                        Portfolio Manager of Oppenheimer
                                                        Discovery Fund.  Formerly a
                                                        Securities Analyst for Columbus
                                                        Circle Investors.

Mitchell J. Lindauer,
Vice President                                          None.

Loretta McCarthy,
Executive Vice President                                None.

Bridget Macaskill,
President, Chief Executive Officer
and Director                                            President, Director and Trustee of
                                                        the New York-based and the Denver-
                                                        based Oppenheimer funds; President
                                                        and a Director of OAC, HarbourView
                                                        and Oppenheimer Partnership
                                                        Holdings, Inc.; Director of Main
                                                        Street Advisers, Inc.; Chairman and
                                                        Director of SSI.

Timothy Martin,                                         Formerly Vice President, Mortgage
Assistant Vice President                                Trading, at S.N. Phelps & Co.,
                                                        Salomon Brothers, and Kidder                Peabody.

Sally Marzouk,
Vice President                                          None.

Marilyn Miller,
Vice President                                          Formerly a Director of marketing
                                                        for TransAmerica Fund Management
                                                        Company.

Robert J. Milnamow,
Vice President                                          Vice President and Portfolio
                                                        Manager of Oppenheimer Main Street
                                                        Funds, Inc. Formerly a Portfolio
                                                        Manager with Phoenix Securities
                                                        Group.

Denis R. Molleur,
Vice President                                          None.

Kenneth Nadler,
Vice President                                          None.

David Negri,
Vice President                                          Vice President and Portfolio
                                                        Manager of Oppenheimer Variable
                                                        Account Funds, Oppenheimer
                                                        Strategic Income Fund, Oppenheimer
                                                        Strategic Income & Growth Fund; an
                                                        officer of other Oppenheimer Funds.

Barbara Niederbrach,
Assistant Vice President                                None.

Robert A. Nowaczyk,
Vice President                                          None.

Robert E. Patterson,
Senior Vice President                                   Vice President and Portfolio
                                                        Manager of Oppenheimer Main Street
                                                        Funds, Inc., Oppenheimer Multi-
                                                        State Tax-Exempt Trust, Oppenheimer
                                                        Tax-Exempt Fund, Oppenheimer
                                                        California Tax-Exempt Fund,
                                                        Oppenheimer New York Tax-Exempt
                                                        Fund and Oppenheimer Tax-Free Bond
                                                        Fund; Vice President of The New
                                                        York Tax-Exempt Income Fund, Inc.;
                                                        Vice President of Oppenheimer
                                                        Multi-Sector Income Trust.

Tilghman G. Pitts III,
Executive Vice President
and Director                                            Chairman and Director of the
                                                        Distributor.

Jane Putnam,
Vice President                                          Associate Portfolio Manager of
                                                        Oppenheimer Growth Fund; Vice
                                                        President and Portfolio Manager of
                                                        Oppenheimer Target Fund and
                                                        Oppenheimer Variable Account Funds.
                                                        Formerly Senior Investment Officer
                                                        and Portfolio Manager with Chemical
                                                        Bank.

Russell Read,
Vice President                                          Formerly an International Finance
                                                        Consultant for Dow Chemical.

Thomas Reedy,
Vice President                                          Vice President of Oppenheimer
                                                        Multi-Sector Income Trust and
                                                        Oppenheimer Multi-Government Trust;
                                                        an officer of other Oppenheimer
                                                        Funds; formerly a Securities
                                                        Analyst for the Manager.

David Robertson,
Vice President                                          None.

Adam Rochlin,
Vice President                                          Formerly a Product Manager for
                                                        Metropolitan Life Insurance
                                                        Company.

Michael S. Rosen
Vice President                                          Vice President of RFS; President
                                                        and Director of RFD; Vice President
                                                        and Director of FMC; Vice President
                                                        and director of RCAI; General
                                                        Partner of RCA; Vice President and
                                                        Director of Rochester Tax Managed
                                                        Fund Inc.; Vice President and
                                                        Portfolio Manager of Rochester Fund
                                                        Series - The Bond Fund For Growth.

David Rosenberg,
Vice President                                          Vice President and Portfolio
                                                        Manager of Oppenheimer Limited-Term
                                                        Government Fund, Oppenheimer U.S.
                                                        Government Trust and Oppenheimer
                                                        Integrity Funds.  Formerly Vice
                                                        President and Senior Portfolio
                                                        Manager for Delaware Investment
                                                        Advisors.

Richard H. Rubinstein,
Vice President                                          Vice President and Portfolio
                                                        Manager of Oppenheimer Asset
                                                        Allocation Fund, Oppenheimer Fund
                                                        and Oppenheimer Variable Account
                                                        Funds; an officer of other
                                                        Oppenheimer Funds; formerly Vice
                                                        President and Portfolio
                                                        Manager/Security Analyst for
                                                        Oppenheimer Capital Corp., an
                                                        investment adviser.

Lawrence Rudnick,
Vice President                                          Formerly Vice President of Dollar
                                                        Dry Dock Bank.

James Ruff,
Executive Vice President                                None.

Ellen Schoenfeld,
Assistant Vice President                                None.

Diane Sobin,
Vice President                                          Vice President and Portfolio
                                                        Manager of Oppenheimer Gold &
                                                        Special Minerals Fund, Oppenheimer
                                                        Total Return Fund, Inc. Oppenheimer
                                                        Main Street Funds, Inc. and
                                                        Oppenheimer Variable Account Funds;
                                                        formerly a Vice President and
                                                        Senior Portfolio Manager for Dean
                                                        Witter InterCapital, Inc.

Nancy Sperte,
Executive Vice President                                None.

Donald W. Spiro,
Chairman Emeritus and Director                          Vice Chairman and Trustee of the
                                                        New York-based Oppenheimer Funds;
                                                        formerly Chairman of the Manager
                                                        and the Distributor.

Arthur Steinmetz,
Senior Vice President                                   Vice President and Portfolio
                                                        Manager of Oppenheimer Strategic
                                                        Income Fund, Oppenheimer Strategic
                                                        Income & Growth Fund; an officer of
                                                        other Oppenheimer Funds.

Ralph Stellmacher,
Senior Vice President                                   Vice President and Portfolio
                                                        Manager of Oppenheimer Champion
                                                        Income Fund and Oppenheimer High
                                                        Yield Fund; an officer of other
                                                        Oppenheimer Funds.

John Stoma,
Vice President                                          Formerly Vice President of Pension
                                                        Marketing with Manulife Financial.

James C. Swain,
Vice Chairman of the Board                              Chairman, CEO and Trustee, Director
                                                        or Managing Partner of the Denver-
                                                        based Oppenheimer Funds; President
                                                        and a Director
                                                        of Centennial; formerly President
                                                        and Director of OAMC, and Chairman
                                                        of the Board of SSI.

James Tobin,
Vice President                                          None.

Jay Tracey,
Vice President                                          Vice President of the Manager; Vice
                                                        President and Portfolio Manager of
                                                        Oppenheimer Discovery Fund,
                                                        Oppenheimer Global Emerging Growth
                                                        Fund and Oppenheimer Enterprise
                                                        Fund.  Formerly Managing Director
                                                        of Buckingham Capital Management.

Gary Tyc,
Vice President, Assistant
Secretary and Assistant Treasurer                       Assistant Treasurer of the
                                                        Distributor and SFSI.

Jeffrey Van Giesen,
Vice President                                          Formerly employed by Kidder Peabody
                                                        Asset Management.

Ashwin Vasan,
Vice President                                          Vice President and Portfolio
                                                        Manager of Oppenheimer Multi-Sector
                                                        Income Trust, Oppenheimer Multi-
                                                        Government Trust and Oppenheimer
                                                        International Bond Fund; an officer
                                                        of other Oppenheimer Funds.

Valerie Victorson,
Vice President                                          None.

Dorothy Warmack,
Vice President                                          Vice President and Portfolio
                                                        Manager of Daily Cash Accumulation
                                                        Fund, Inc., Oppenheimer Cash
                                                        Reserves, Oppenheimer Variable
                                                        Account Funds, Centennial America
                                                        Fund, L.P., Centennial Government
                                                        Trust and Centennial Money Market
                                                        Trust; Vice President of
                                                        Centennial.

Jerry Webman,                                           Director of New York-based
Senior Vice President                                   tax-exempt fixed income             Oppenheimer
Funds; Formerly                                         Managing Director and Chief
                                                        Fixed Income Strategist at
                                                        Prudential Mutual Funds.

Christine Wells,
Vice President                                          None.

William L. Wilby,
Senior Vice President                                   Vice President and Portfolio
                                                        Manager of Oppenheimer Variable
                                                        Account Funds, Oppenheimer Global
                                                        Fund and Oppenheimer Global Growth
                                                        & Income Fund; Vice President of
                                                        HarbourView; an officer of other
                                                        Oppenheimer Funds.

Carol Wolf,
Vice President                                          Vice President and Portfolio
                                                        Manager of Oppenheimer Money Market
                                                        Fund, Inc., Centennial America
                                                        Fund, L.P., Centennial Government
                                                        Trust, Centennial Money Market
                                                        Trust and Daily Cash Accumulation
                                                        Fund, Inc.; Vice President of
                                                        Oppenheimer Multi-Sector Income
                                                        Trust; Vice President of
                                                        Centennial.

Robert G. Zack,
Senior Vice President and
Assistant Secretary                                     Associate General Counsel of the
                                                        Manager; Assistant Secretary of the
                                                        Oppenheimer Funds; Assistant
                                                        Secretary of SSI, SFSI; an officer
                                                        of other Oppenheimer Funds.

Eva A. Zeff,
Assistant Vice President                                An officer       of certain Oppenheimer
                                                        Funds; formerly a          Securities
                                                        Analyst for the Manager.

Arthur J. Zimmer,
Vice President                                          Vice President and Portfolio
                                                        Manager of Oppenheimer Variable
                                                        Account Funds, Centennial America
                                                        Fund, L.P., Centennial Government
                                                        Trust, Centennial Money Market
                                                        Trust and Daily Cash Accumulation
                                                        Fund, Inc.; Vice President of
                                                        Oppenheimer Multi-Sector Income
                                                        Trust; Vice President of
                                                        Centennial; an officer of other
                                                        Oppenheimer Funds.

The Oppenheimer Funds include the New York-based Oppenheimer Funds and the Denver-based Oppenheimer Funds set forth below:

New York-based Oppenheimer Funds
--------------------------------
Oppenheimer Asset Allocation Fund
Oppenheimer California Tax-Exempt Fund
Oppenheimer Discovery Fund
Oppenheimer Enterprise Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer International Growth Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-Government Trust
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Tax-Exempt Trust
Oppenheimer New York Tax-Exempt Fund
Oppenheimer Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest for Value Funds
Oppenheimer Target Fund
Oppenheimer Tax-Free Bond Fund
Oppenheimer U.S. Government Trust

Denver-based Oppenheimer Funds
------------------------------
Oppenheimer Cash Reserves
Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Daily Cash Accumulation Fund, Inc.
The New York Tax-Exempt Income Fund, Inc.
Oppenheimer Champion Income Fund
Oppenheimer Equity Income Fund
Oppenheimer High Yield Fund
Oppenheimer Integrity Funds
Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Strategic Funds Trust
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Tax-Exempt Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Variable Account Funds

Rochester-based Funds
---------------------
Bond Fund Series - Oppenheimer Bond Fund For
  Growth
Rochester Fund Municipals
Rochester Portfolio Series - Limited Term
  New York Municipal Fund

     The address of OppenheimerFunds, Inc., the New York-based Oppenheimer Funds, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer Partnership Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World Trade Center, New York, New York 10048-0203.

     The address of the Denver-based Oppenheimer Funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corp., and Main Street Advisers, Inc. is 3410 South Galena Street, Denver, Colorado 80231.

     The address of the Rochester-based funds is 350 Linden Oaks, Rochester, New York 14625-2807.

Item 29.       Principal Underwriter
--------       ---------------------

       (a) OppenheimerFunds Distributor, Inc. is the Distributor of Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 28(b) above.

       (b) The directors and officers of the Registrant's principal underwriter are:

                                                                                      Positions and
Name & Principal                       Positions & Offices                            Offices with
Business Address                       with Underwriter                               Registrant
----------------                       -------------------                            -------------
Christopher Blunt                      Vice President                                 None
6 Baker Avenue
Westport, CT  06880

George Clarence Bowen+                 Vice President & Treasurer                     Vice President
                                                                                      and Treasurer
                                                                                      of the NY-based
                                                                                      Oppenheimer
                                                                                      funds / Vice
                                                                                      President,
                                                                                      Secretary and
                                                                                      Treasurer of
                                                                                      the Denver-
                                                                                      based Oppen-
                                                                                      heimer funds


Julie Bowers                           Vice President                                 None
21 Dreamwold Road
Scituate, MA 02066

Peter W. Brennan                       Vice President                                 None
1940 Cotswold Drive
Orlando, FL 32825

Mary Ann Bruce*                        Senior Vice President -                        None
                                       Financial Institution Div.

Robert Coli                            Vice President                                 None
12 Whitetail Lane
Bedminster, NJ 07921

Ronald T. Collins                      Vice President                                 None
710-3 E. Ponce DeLeon Ave.
Decatur, GA  30030

Bill Coughlin                          Vice President                                 None
1400 Laurel Avenue
Apt. W710
Minneapolis, MN  55403

Mary Crooks+                           Vice President                                 None

Paul Delli-Bovi                        Vice President                                 None
750 West Broadway
Apt. 5M
Long Beach, NY  11561

Andrew John Donohue*                   Executive Vice                                 Secretary of
                                       President & Director                           the New York-
                                                                                      based Oppen-
                                                                                      heimer funds /
                                                                                      Vice President
                                                                                      of the Denver-
                                                                                      based Oppen-
                                                                                      heimer funds

Wendy H. Ehrlich                       Vice President                                 None
4 Craig Street
Jericho, NY 11753

Kent Elwell                            Vice President                                 None
41 Craig Place
Cranford, NJ  07016

John Ewalt                             Vice President                                 None
2301 Overview Dr. NE
Tacoma, WA 98422

Katherine P. Feld*                     Vice President & Secretary                     None

Mark Ferro                             Vice President                                 None
43 Market Street
Breezy Point, NY 11697


Ronald H. Fielding++                   Vice President                                 None

Reed F. Finley                         Vice President -                               None
1657 Graefield                         Financial Institution Div.
Birmingham, MI  48009

Wendy Fishler*                         Vice President -                               None
                                       Financial Institution Div.

Ronald R. Foster                       Senior Vice President -                        None
11339 Avant Lane                       Eastern Division Manager
Cincinnati, OH 45249

Patricia Gadecki                       Vice President                                 None
6026 First Ave. South,
Apt. 10
St. Petersburg, FL 33707

Luiggino Galleto                       Vice President                                 None
10239 Rougemont Lane
Charlotte, NC 28277

Mark Giles                             Vice President -                               None
5506 Bryn Mawr                         Financial Institution Div.
Dallas, TX 75209

Ralph Grant*                           Vice President/National                        None
                                       Sales Manager - Financial
                                       Institution Div.

Sharon Hamilton                        Vice President                                 None
720 N. Juanita Ave. - #1
Redondo Beach, CA 90277

Carla Jiminez                          Vice President                                 None
609 Chimney Bluff Drive
Mt. Pleasant, SC 29464

Mark D. Johnson                        Vice President                                 None
7512 Cromwell Dr. Apt 1
Clayton, MO  63105

Michael Keogh*                         Vice President                                 None

Richard Klein                          Vice President                                 None
4011 Queen Avenue South
Minneapolis, MN 55410

Ilene Kutno*                           Assistant Vice President                       None

Wayne A. LeBlang                       Senior Vice President -                        None
23 Fox Trail                           Director Eastern Div.
Lincolnshire, IL 60069

Dawn Lind                              Vice President -                               None
7 Maize Court                          Financial Institution Div.
Melville, NY 11747

James Loehle                           Vice President                                 None
30 John Street
Cranford, NJ  07016

Laura Mulhall*                         Senior Vice President -                        None
                                       Director of Key Accounts

Charles Murray                         Vice President                                 None
50 Deerwood Drive
Littleton, CO 80127

Joseph Norton                          Vice President                                 None
1550 Bryant Street
San Francisco, CA  94103

Patrick Palmer                         Vice President                                 None
958 Blue Mountain Cr.
West Lake Village, CA 91362

Randall Payne                          Vice President -                               None
1307 Wandering Way Dr.                 Financial Institution Div.
Charlotte, NC 28226

Gayle Pereira                          Vice President                                 None
2707 Via Arboleda
San Clemente, CA 92672

Charles K. Pettit                      Vice President                                 None
22 Fall Meadow Dr.
Pittsford, NY  14534

Bill Presutti                          Vice President                                 None
19 Spinnaker Way
Portsmouth, NH  03801

Tilghman G. Pitts, III*                Chairman & Director                            None

Elaine Puleo*                          Vice President -                               None
                                       Financial Institution Div.

Minnie Ra                              Vice President -                               None
109 Peach Street                       Financial Institution Div.
Avenel, NJ 07001

Ian Robertson                          Vice President                                 None
4204 Summit Wa
Marietta, GA 30066

Michael S. Rosen++                     Vice President                                 None

James Ruff*                            President                                      None

Timothy Schoeffler                     Vice President                                 None
3118 N. Military Road
Arlington, VA 22207

Mark Schon                             Vice President                                 None
10483 E. Corrine Dr.
Scottsdale, AZ 85259

Michael Sciortino                      Vice President                                 None
785 Beau Chene Dr.
Mandeville, LA 70448

James A. Shaw                          Vice President -                               None
5155 West Fair Place                   Financial Institution Div.
Littleton, CO 80123

Robert Shore                           Vice President -                               None
26 Baroness Lane                       Financial Institution Div.
Laguna Niguel, CA 92677

Peggy Spilker                          Vice President -                               None
2017 N. Cleveland, #2                  Financial Institution Div.
Chicago, IL  60614

Michael Stenger                        Vice President                                 None
C/O America Building
30 East Central Pkwy
Suite 1008
Cincinnati, OH 45202

George Sweeney                         Vice President                                 None
1855 O'Hara Lane
Middletown, PA 17057

Scott McGregor Tatum                   Vice President                                 None
7123 Cornelia Lane
Dallas, TX  75214

David G. Thomas                        Vice President -                               None
111 South Joliet Circle                Financial Institution Div.
#304
Aurora, CO  80112

Philip St. John Trimble                Vice President                                 None
2213 West Homer
Chicago, IL 60647

Gary Paul Tyc+                         Assistant Treasurer                            None

Mark Stephen Vandehey+                 Vice President                                 None

Gregory K. Wilson                      Vice President                                 None
2 Side Hill Road
Westport, CT 06880


* Two World Trade Center, New York, NY 10048-0203
+ 3410 South Galena St., Denver, CO 80231
++ 350 Linden Oaks, Rochester, NY  14625-2807

       (c)     Not applicable.

Item 30.  Location of Accounts and Records
          --------------------------------
       The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are in possession of OppenheimerFunds, Inc. at its offices at 3410 South Galena Street, Denver, Colorado 80231.

Item 31.  Management Services
          -------------------
          Not applicable.

Item 32.  Undertakings
          ------------
          (a)         Not applicable.

          (b)         Not applicable.

          (c)         Not applicable.

                                                 SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of March, 1996.


                                      OPPENHEIMER ASSET ALLOCATION FUND

                                      By: /s/ Bridget A. Macaskill*
                                      ----------------------------------------
                                      Bridget A. Macaskill, President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                                     Title                         Date
----------                                     -----                         ----
/s/ Leon Levy*                                 Chairman of the
--------------                                 Board of Trustees             March 28, 1996
Leon Levy

/s/ Donald W. Spiro*                           Trustee                       March 28, 1996
--------------------
Donald W. Spiro

/s/ George Bowen*                              Chief Financial
-----------------                              and Accounting
George Bowen                                   Officer                       March 28, 1996

/s/ Robert G. Galli*                           Trustee                       March 28, 1996
-------------------
Robert G. Galli

/s/ Benjamin Lipstein*                         Trustee                       March 28, 1996
----------------------
Benjamin Lipstein

/s/ Bridget A. Macaskill                       President,                    March 28, 1996
------------------------                       Principal Executive
                                               Officer and Trustee

/s/ Elizabeth B. Moynihan*                     Trustee                       March 28, 1996
--------------------------
Elizabeth B. Moynihan

/s/ Kenneth A. Randall*                        Trustee                       March 28, 1996
-----------------------
Kenneth A. Randall

/s/ Edward V. Regan*                           Trustee                       March 28, 1996
--------------------
Edward V. Regan

/s/ Russell S. Reynolds, Jr.*                  Trustee                       March 28, 1996
-----------------------------
Russell S. Reynolds, Jr.

/s/ Sidney M. Robbins*                         Trustee                       March 28, 1996
----------------------
Sidney M. Robbins

/s/ Pauline Trigere*                           Trustee                       March 28, 1996
--------------------
Pauline Trigere

/s/ Clayton K. Yeutter*                        Trustee                       March 28, 1996
-----------------------
Clayton K. Yeutter



*By: /s/ Robert G. Zack
--------------------------------
Robert G. Zack, Attorney-in-Fact

                                      OPPENHEIMER ASSET ALLOCATION FUND

                                                EXHIBIT INDEX


Exhibit No.

    24(b)(11)     Independent Auditors' Consent

24(b)(16)         Performance Data Calculation Schedule

24(b)(17)(i)      Financial Data Schedule for Class A Shares

24(b)(17)(ii)     Financial Data Schedule for Class B Shares

24(b)(17)(iii)    Financial Data Schedule for Class C Shares

      --          Power of Attorney for Bridget A. Macaskill